                                                                    EXHIBIT 10.7


                                      LEASE

                                     BETWEEN

                        THE TRAVELERS INSURANCE COMPANY,
                     a Connecticut corporation, as Landlord,

                                       and

                          ACADEMIC SYSTEMS CORPORATION,
                       a California corporation, as Tenant

                                444 Castro Street
                            Mountain View, California

                                TABLE OF CONTENTS

                                                                  Page
                                                                  ----
1.  Basic Terms .............................................      1
2.  Effect of Reference to Basic Terms ......................      3
3.  Lease of Premises .......................................      3
4.  Completion by Landlord...................................      3
5.  Term ....................................................      3
6.  Use of Premises .........................................      3
7.  Rent ....................................................      4
8.  Security Deposit.........................................      6
9.  Insurance and Indemnification ...........................      7
10. Damage by Fire or Other Casualty; Casualty Insurance ....     10
11. Condemnation ............................................     12
12. Non-Abatement of Rent ...................................     13
13. Repairs and Maintenance .................................     13
14. Utilities and Services ..................................     14
15. Governmental Regulations ................................     17
16. Directory: Signs ........................................     17
17. Alterations and Additions ...............................     17
18. Landlord's Right of Entry ...............................     18
19. Quiet Enjoyment .........................................     18
20. Assignment and Subletting ...............................     19
21. Subordination ...........................................     20

22. Tenant's Certificate ....................................     21
23. Surrender ...............................................     21
24. Defaults - Remedies .....................................     21
25. Bankruptcy or Insolvency; Assumption; Adequate Protection     24
26. Interpretation ..........................................     27
27. Definition of Landlord; Landlord's Liability ............     28
28. Notices .................................................     28
29. Brokerage ...............................................     28
30. Intentionally Omitted ...................................     28
31. Guarantee ...............................................     28
32. Hazardous Substances ....................................     28
33. Environmental ...........................................     30
34. Parking .................................................     30
35. Right of First Offering .................................     30
36. Option to Extend Term ...................................     31

                                   ATTACHMENTS

  Exhibit "A" - Floor Plans
  Exhibit "B" - Description of Property
  Exhibit "C" - Tenant Improvement Work Agreement
  Exhibit "D" - First Amendment to Lease
  Exhibit "E" - Cleaning and Janitorial Services
  Exhibit "F" - Rules and Regulations
  Exhibit "G" - Tenant Estoppel Certificate
  Schedule One-A - Building Standards for Tenant
                   Improvement Work

                               AGREEMENT OF LEASE

                                 OFFICE BUILDING

THIS AGREEMENT OF LEASE, made as of the 1st day of July, 1996, by and between THE TRAVELERS INSURANCE COMPANY, a Connecticut corporation (hereinafter called, "Landlord"), and ACADEMIC SYSTEMS CORPORATION, a California corporation (hereinafter called, "Tenant").

                                   WITNESSETH:

1. Basic Terms.

        (a) Address of Landlord:

                                   THE TRAVELERS INSURANCE COMPANY
                                   2121 North California Boulevard
                                   Suite 1000
                                   Walnut Creek, California 94596-8161
                                   Attention: Karen L. Garrison

or such other address as may from time to time be designated by Landlord in writing.

        (b) Address of Tenant:

                                   444 Castro Street, Suite 1200
                                   Mountain View, California 94041

or such other address as may from time to time be designated by Tenant in writing.

        (c) Premises: Suite Nos. 1111, 1120 and 1200, consisting of a total of approximately 14,164 rentable square feet of area in the Building as shown on Exhibit "A" attached hereto.

        (d) Building: The Building in which the Premises are located, the common address of which is 444 Castro Street, Mountain View, California 94041. The legal description of the parcel of land on which the Building is situated is attached hereto as Exhibit "B."

        (e) Property: The Building, the parcel of land upon which the Building is situated and any other improvements thereon.

        (f) Guarantor(s): None.

        (g) Lease Term: The term of this Lease shall be for a period of 5 years, commencing on July 1, 1996 (the "Commencement Date"), and ending on June 30,

        2001 (the "Expiration Date"), unless this Lease shall be sooner terminated as set forth herein.

        (h) Rent: All sums, moneys, payments, costs and expenses required to be paid by Tenant to Landlord pursuant to this Lease.

        (i) Minimum Annual Rent:

                  July 1, 1996 - June 30, 1997 = $331,437.60*
                  July 1, 1997 - June 30, 1998 = $348,434.40**
                  July 1, 1998 - June 30, 1999 = $356,932.80***
                  July 1, 1999 - June 30, 2000 = $365,431.20****
                  July 1, 2000 - June 30, 2001 = $373,929.60*****

        (j) Monthly Rent Installment:

                  July 1, 1996 - June 30, 1997 = $27,619.80*
                  July 1, 1997 - June 30, 1998 = $29,036.20**
                  July 1, 1998 - June 30, 1999 = $29,744.40***
                  July 1, 1999 - June 30, 2000 = $30,452.60****
                  July 1, 2000 - June 30, 2001 = $31,160.80*****

        (k) Base Annual Operating Costs or Base Year: 1996

        (l) Tenant's Share of Annual Operating Costs: 8.00%

        (m) Security Deposit: $25,000 (of which $15,000 shall be credited from the security deposit paid to Landlord by Tenant pursuant to its previous lease of the Premises).

        (n) Permitted Uses: General and administrative office, software and multimedia development, and customer support.

        (o) Broker: M.H. Realty Advisors.

        (p) Tenant Improvement Plans Due: August 1, 1996.

----------

*       Based upon $1.95 per rentable square foot per month

**      Based upon $2.05 per rentable square foot per month

***     Based upon $2.10 per rentable square foot per month

****    Based upon $2.15 per rentable square foot per month

*****   Based upon $2.20 per rentable square foot per month

2. Effect of Reference to Basic Terms. Each reference in this Lease to any of the Basic Terms contained in Paragraph 1 shall be construed to incorporate into such reference all of the definitions set forth in Paragraph 1.

3. Lease of Premises. Landlord, in consideration of the Rent to be paid and the covenants and agreements to be performed by Tenant, does hereby lease unto Tenant the Premises, as designated in Item (c) of Basic Terms, constructed in accordance with the lease plans and specifications showing interior improvements to be constructed by Landlord as set forth on Exhibit "C" attached hereto, together with the non-exclusive right and easement to use the parking areas and other common facilities in or on the Building and the Property (including without limitation the driveways, sidewalks, loading and parking areas, lobbies, and hallways) which may from time to time be furnished by Landlord in common with Landlord and the tenants and occupants (their agents, employees, customers and invitees) of the Building. Tenant agrees that Tenant's consent shall not be required for any additions, reductions or modifications of such common area facilities including the construction of free-standing buildings on any portions of the common areas. Tenant acknowledges and agrees that Landlord shall have the right to make reasonable rules and regulations governing the location and use of all parking areas and common facilities, and Tenant shall be governed thereby.

4. Completion by Landlord. The Premises shall be completed in accordance with the plans and specifications attached hereto or as described in the Tenant Improvement Work Agreement attached hereto as Exhibit "C" (hereinafter called the "Tenant Improvement Work Agreement"). If the Plans (as defined in the Tenant Improvement Work Agreement) have not been attached upon execution hereof, Tenant shall submit same no later than the date specified in Item (p) of Basic Terms. The Tenant Improvement Work Agreement attached hereto as Exhibit "C" contains a schedule of Building standard finishes and tenant allowances. Tenant will be responsible for all costs resulting from any additional work not provided for on Exhibit "C", including but not limited to architectural and engineering charges, which costs shall be paid by Tenant on or before occupancy of the Premises, or as otherwise provided on Exhibit "C".

5. Term. The Lease Term shall commence on the Commencement Date, as designated in Item (g) of Basic Terms. Unless sooner terminated, the Lease Term shall end without the necessity for notice from either party to the other at 12:01 a.m. local time on the Expiration Date designated in Item (g) of Basic Terms. Tenant shall complete and furnish to Landlord, on or before occupancy of the Premises, the First Amendment to Lease attached hereto as Exhibit "D", which shall acknowledge the actual Commencement Date and Expiration Date of the Lease.

6. Use of Premises. Tenant shall occupy the Premises throughout the Lease Term and shall use the same for and only for the non-residential purpose or purposes set forth in Item (n) of Basic Terms and for no other purposes whatsoever without the prior written consent of Landlord. Tenant shall not use or occupy the Premises for any unlawful purpose or in any manner that will constitute waste, nuisance or unreasonable annoyance to Landlord or other tenants of the Building. Tenant shall comply with all present and future laws, ordinances (including, without limitation, all applicable zoning ordinances, environmental laws, rules, regulations, and ordinances, land use requirements and the Americans with Disabilities Act of 1990, as subsequently amended ("ADA")), regulations, and orders of the United States of America, the State of California, the County of Santa Clara, the City of Mountain View, and any other public or quasi-public authority having jurisdiction over the Premises, concerning the use, occupancy and condition of the Premises and all machinery, equipment and furnishings therein.

7. Rent. Tenant shall pay the following amount to Landlord at such place as Landlord designates.

        (a) Minimum Annual Rent. Tenant shall pay the Minimum Annual Rent designated in Item (i) of Basic Terms in equal monthly installments, as designated in Item (j) of Basic Terms, in advance, on the first day of each calendar month during the Lease Term; provided, however, that the Monthly Rent Installment for the first full month shall be paid upon the signing of this Lease. In addition, Tenant shall pay Landlord without setoff the Additional Rent as hereinafter set forth. Unless otherwise specifically provided, all sums shall be paid to Landlord at the address designated in Item (a) of Basic Terms or at such other address as Landlord shall designate in writing to Tenant.

        (b) Additional Rent. Tenant shall pay additional rent ("Additional Rent") in an amount equal to Tenant's share of the increase in Annual Operating Costs (defined below) over the Base Annual Operating Costs designated in Item (k) of Basic Terms (if the Basic Terms set forth a Base Year rather than Base Annual Operating Costs, the Base Annual Operating Costs shall equal the amount of Annual Operating Costs for the Base Year).

        As used herein, the term "Annual Operating Costs" shall mean the costs to Landlord of operating and maintaining the Property during each calendar year of the Lease Term. Such costs shall include by way of example rather than limitation: all real estate taxes and assessments, general or special, ordinary or extraordinary, imposed upon the Property (including all improvements thereto), all insurance premiums, fees, impositions, costs for repairs, replacements, maintenance, service contracts, management fees, governmental permits, overhead expenses, costs of furnishing water, sewer, gas, fuel, electricity and other utility services, janitorial service, trash removal, and the costs of any other items attributable to operating or maintaining any or all of the Property excluding any costs which under generally accepted accounting principles are capital expenditures; provided, however, that Annual Operating Costs shall also include the annual amortization (over the anticipated useful life) of the cost of a capital improvement, plus any interest or financing charges thereon, falling within any of the following categories:

                (i) a labor-saving or energy-saving device or improvement that eliminates any other component of Annual Operating Costs or which reduces any such Annual Operating Costs from the costs that would have been incurred had such device or improvement not been installed;

                (ii) an installation or improvement required by reason of any law, ordinance or regulation, including, without limitation, ADA; or

                (iii) an installation or improvement that directly enhances safety of tenants in the Building generally.

If Landlord shall receive an abatement of any real estate taxes or assessments imposed upon the Property, Landlord shall credit to Annual Operating Costs an amount equal to Tenant's share of the proceeds of such abatement, after deducting Landlord's cost in obtaining the same. If, due to a future change in the method of taxation, any other tax, however designated, is imposed in substitution for or in addition to real estate taxes, then such other tax shall be included within Annual Operating Costs. The cost of all goods, services, labor and materials supplied or furnished by Landlord at the request of Tenant solely for the benefit of Tenant and/or the Premises shall not be included within Annual Operating Costs and shall be paid by Tenant promptly upon being billed therefor.

Prior to each calendar year, Landlord shall estimate the amount of Additional Rent due for such year, and Tenant shall pay Landlord one-twelfth (1/12) of such estimate on the first day of each month during such year. Such estimate may be revised by Landlord whenever it obtains information relevant to making such estimate more accurate. After the end of each calendar year, Landlord shall deliver to Tenant a report setting forth the actual Annual Operating Costs for such calendar year and a statement of the amount of Additional Rent that Tenant has paid and is payable for such year. Within thirty (30) days after receipt of such report, Tenant shall pay to Landlord the amount of Additional Rent due for such calendar year minus any payments of Additional Rent made by Tenant for such year. If Tenant's estimated payments of Additional Rent exceed the amount due Landlord for such calendar year, Landlord shall apply such excess as a credit against Tenant's other obligations under this Lease or promptly refund such excess to Tenant if the Lease Term has already expired, provided Tenant is not then in default hereunder, in either case without interest to Tenant.

(c) Payment of Rent. The following provisions shall govern the payment of Rent:

        (i) all Rent shall be paid to Landlord without offset or deduction and the covenant to pay Rent shall be independent of every other covenant in this Lease;

        (ii) if during all or any portion of any year the Property is not fully rented and occupied, Landlord may elect to make an appropriate adjustment of Annual Operating Costs for such year to determine the Annual Operating Costs that would have been paid or incurred by Landlord had the Property been fully rented and occupied for the entire year and the amount so determined shall be deemed to have been the Annual Operating Costs for such year;

        (iii) any sum due from Tenant to Landlord that is not paid when due shall bear interest from the date due until the date paid at the annual rate of twelve percent (12%) per annum, but in no event higher than the maximum rate permitted by law (the "Default Rate"); and in addition, Tenant shall pay Landlord a late charge for any Rent payment that is paid more than five (5) days after its due date equal to five percent (5%) of such payment;

        (iv) if changes are made to this Lease, changing the number of square feet contained in the Premises or the Building, Landlord shall make an appropriate adjustment to Tenant's Share of the Annual Operating Costs;

        (v) in the event of the termination of this Lease prior to the determination of any Additional Rent, Tenant's agreement to pay any such sums and Landlord's obligation to refund any such sums (provided Tenant is not in default hereunder) shall survive the termination of this Lease;

        (vi) no adjustment to the Rent by virtue of the operation of any Rent adjustment provisions in this Lease shall result in the payment by Tenant in any year of less than the Minimum Annual Rent shown on the Basic Terms;

        (vii) Landlord may at any time change the fiscal year pertaining to the Property;

        (viii) each amount owed to Landlord under this Lease for which the date of payment is not expressly fixed shall be due on the same date as the Rent is due hereunder; and

        (ix) if Landlord fails to give Tenant an estimate of Additional Rent prior to the beginning of any calendar year, Tenant shall continue to pay Additional Rent at the rate for the previous calendar year until Landlord delivers such estimate.

8. Security Deposit. At the time of signing this Lease, Tenant shall deposit with Landlord the sum set forth in Item (m) of Basic Terms, to be retained by Landlord as cash security for the faithful performance and observance by Tenant of the covenants, agreements and conditions of this Lease. Notwithstanding anything to the contrary contained in any law or statute now existing or hereafter passed:

        (i) Tenant shall not be entitled to any interest whatever on the cash security;

        (ii) Landlord shall not be obligated to hold the cash security in trust or in a separate account; and

        (iii) Landlord shall have the right to commingle the cash security with its other funds.

Landlord may use, apply or retain the whole or any part of the cash security to the extent required for the payment of any Minimum Annual Rent, any Additional Rent or any other sums payable hereunder as to which Tenant is in default or to the extent required for the reimbursement to Landlord of any sum which Landlord may expend or may be required to expend by reason of Tenant's default with respect to any of the covenants, agreements or conditions of this Lease. If Tenant shall fully and faithfully comply with all of the covenants, agreements and conditions of this Lease, the cash security shall be returned to Tenant after the date fixed as the expiration of the Lease Term and surrender of the Premises to Landlord. If the Premises are sold to a bona fide purchaser, Landlord shall have the right to transfer the aforesaid cash security to such purchaser, by which transfer Landlord shall be released from all liability for the return thereof, and Tenant shall look solely to the new landlord for the return thereof.

9. Insurance and Indemnification.

        (a) Insurance by Landlord. Landlord shall at all times during the Lease Term carry a policy of insurance or shall be self-insured, covering the Building, including the Premises, against loss or damage by fire or other casualty (namely, the perils against which insurance is afforded by a standard fire insurance policy and extended coverage endorsement including, without limitation, rental interruption coverage for all leased space in the Building); provided, however, that Landlord shall not be responsible for, and shall not be obligated to insure against, any loss of or damage to any personal property of Tenant, or which Tenant may have in the Building or the Premises or any trade fixtures installed by or paid for by Tenant on the Premises or any additional improvements which Tenant may construct on the Premises, and Landlord shall not be liable for any loss or damage to such property, regardless of cause, including the negligence or wilful misconduct of Landlord and its employees, agents, contractors, customers and invitees. If the tenant finish improvements installed by Landlord for Tenant which are in excess of those provided for in Exhibit "C" or any alterations or improvements made by Tenant pursuant to Paragraph 17 hereof result in an increase of the premiums charged during the Lease Term on the casualty insurance carried by Landlord on the Building, then the cost of such increase in insurance premiums shall be borne by Tenant, who shall reimburse Landlord for the same after being separately billed therefor. The annual cost of all such insurance maintained by Landlord shall be considered as a part of the Annual Operating Costs of the Property.

        (b) Insurance by Tenant. Tenant shall, at all times during the Lease Term, at Tenant's cost, obtain and keep in effect the following insurance insuring Tenant, Landlord and all mortgagees and any other person or entity designated by Landlord as having an interest in the Property (as their interests may appear):

                (i) Insurance upon all property situated in the Premises owned by Tenant or for which Tenant is legally liable and on fixtures and improvements installed in the Premises by or on behalf of Tenant. Such policy shall be for an amount of not less than 100% of the full replacement cost with coverage against at least fire with standard extended coverage, vandalism, malicious mischief, sprinkler leakage and water damage. If there is a dispute as to the replacement cost amount, the decision of Landlord shall be conclusive;

                (ii) Business interruption insurance in an amount sufficient to reimburse Tenant for direct or indirect loss of earnings attributable to prevention of access to the Building or Premises as a result of such perils;

                (iii) Commercial general liability insurance including legal liability and contractual liability insurance coverage with respect to the Building and the Premises. The coverage is to include activities and operations conducted by Tenant and any other person in the Premises and Tenant any other person performing work on behalf of Tenant and those for whom Tenant is by law responsible in any other part of the Building. Such insurance shall be written on a comprehensive basis with inclusive limits of not less than $2,000,000 for each occurrence for bodily injury and property damage or such higher limits as Landlord, acting reasonably, may require from time to time. The limit of said insurance shall not, however, limit the liability of Tenant hereunder. Landlord shall be named on all liability policies maintained by Tenant;

                (iv) Worker's compensation insurance for all Tenant's employees working in the Premises in an amount sufficient to comply with applicable laws or regulations; and

                (v) Any other form of insurance as Tenant, Landlord or its mortgagee, may reasonably require from time to time. Such insurance shall be in form, amount and for the risks which a prudent Tenant would insure.

        All policies of insurance maintained by Tenant shall be in a form acceptable to Landlord; issued by an insurer acceptable to Landlord and licensed to do business in the state in which the Property is located; and require at least thirty (30) days written notice to Landlord of termination or material alteration and waive, to the extent available, any right of subrogation against Landlord. All policies shall provide that the interests of Landlord, its mortgagee or those named insured designated by Landlord shall not be invalidated because of any breach or violation of any warranties, representations, declarations or conditions contained in the policies. All policies must contain a severability of interest clause, a cross-liability clause and shall be primary and shall not provide for contribution of any other insurance available to Landlord, its mortgagee, or those named insured designated by Landlord. All policies required to be obtained by Tenant shall provide that the interests of Landlord and any other additional insureds or loss payees designated by Landlord shall not be invalidated due to any breach or violation of any warranties, representations or declarations contained in such policies or the applications therefor. If requested by Landlord, Tenant shall, upon the Commencement Date designated in Item (g) of Basic Terms, and thereafter within fifteen (15) days prior to the expiration date of each such policy, promptly deliver to Landlord certified copies or other written evidence of such policies and written evidence satisfactory to Landlord that all premiums have been paid and all polices are in effect. If Tenant fails to secure or maintain any insurance coverage required by Landlord, or should insurance secured not be approved by Landlord and such failure or approval not be corrected within forty-eight (48) hours after written notice from Landlord, Landlord may, without obligation, purchase such required insurance coverage at Tenant's expense. Tenant shall promptly reimburse Landlord for any monies so expended as Additional Rent.

        (c) Tenant's Contractor's Insurance. Tenant shall require any contractor of Tenant permitted to perform work in, on or about the Premises to obtain and maintain the following insurance coverage at no expense to
        Landlord:

                (i) Commercial general liability insurance, including a broad form general liability endorsement, in the amount of $1,000,000, naming Landlord and Tenant as insured;

                (ii) Worker's compensation insurance for all contractor's employees working in the Premises in an amount sufficient to comply with applicable laws or regulations;

                (iii) Employers liability insurance in an amount not less than $100,000; and

                (iv) Any other insurance as Tenant, Landlord or its mortgagee may reasonably require from time to time.

        (d) Indemnification. Tenant, at Tenant's sole cost and expense, shall indemnify and hold harmless Landlord from all loss, claim, demand, damage, liability or expense, including attorneys' fees, resulting from any injury to or death of any person or any loss of or damage to any property caused by or resulting from any act, omission or negligence of Tenant or any officer, employee, agent, contractor, licensee, guest, invitee or visitor of Tenant in or about the Premises or the Building, but the foregoing provision shall not be construed to make Tenant responsible for loss, damage, liability or expense resulting from injuries to third parties caused by any act, omission or negligence of Landlord or of any officer, employee, agent, contractor, invitee or visitor of Landlord. Landlord shall not be liable for any loss or damage to person, property or Tenant's business sustained by Tenant, or other persons, which may be caused by the Building or the Premises, or any appurtenances thereto, being out of repair or by the bursting or leakage of any water, gas, sewer or steam pipe, or by theft or by any act of neglect of any tenant or occupant of the Building, or any other person.

        (e) Waiver of Subrogation. Landlord and Tenant each agree that neither Landlord nor Tenant (and their successors and assignees) will have any claim against the other for any loss, damage or injury which is covered by insurance carried by either party and for which recovery from such insurer is made, notwithstanding the negligence of either party in causing the loss. This release shall be valid only if the insurance policy in question expressly permits waiver of subrogation or if the insurer agrees in writing that such waiver of subrogation will not affect coverage under said policy.

        Each party agrees to use its best efforts to obtain such an agreement from its insurer if the policy does not expressly permit a waiver of subrogation.

        (f) Increase of Premiums. Tenant will not do anything or fail to do anything which will cause the cost of Landlord's insurance to increase or which will prevent Landlord from procuring policies (including but not limited to public liability) from companies and in a form satisfactory to Landlord. If any breach of this Paragraph 9(f) by Tenant shall cause the rate of fire or other insurance to be increased, Tenant shall pay the amount of such increase as Additional Rent promptly upon being billed therefor.

        (g) Tenant's Additional Insurance. Landlord makes no representation that the limits of liability specified to be carried by Tenant under the terms of this Lease are adequate to protect Tenant against Tenant's undertaking under this Paragraph 9, and in the event Tenant believes that any such insurance coverage called for under this Lease is insufficient, Tenant shall provide, at its own expense, such additional insurance as Tenant deems adequate.

10.     Damage by Fire or Other Casualty; Casualty Insurance.

        (a) Obligation to Repair or Rebuild. If the Premises or Building shall be damaged or destroyed by fire or other casualty, Tenant shall promptly notify Landlord of any damage or destruction to the Premises, and Landlord, subject to the mortgagee's consent and to the conditions set forth in this Paragraph 10, shall repair, rebuild or replace such damage and restore the Premises and/or the Building, subject to subparagraph
        (f) below, to substantially the same condition in which they were immediately prior to such damage or destruction; provided, however, that Landlord shall only be obligated to restore such damage which is covered by the fire and other extended coverage insurance policies.

        (b) Commencement and Completion of Work. The work shall be commenced promptly and completed with due diligence, taking into account the time required by Landlord to effect a settlement with, and procure insurance proceeds from, the insurer, and for delays beyond Landlord's reasonable control.

        (c) Application of Proceeds. The net amount of any insurance proceeds (excluding proceeds received pursuant to the rental interruption coverage obtained by Landlord in accordance with Paragraph 9(a) hereof), recovered by reason of the damage or destruction of the Building in excess of the cost of adjusting the insurance claim and collecting the insurance proceeds (such excess amount being hereinafter called the "net insurance proceeds") shall be applied towards the reasonable cost of restoration. If, in Landlord's sole opinion, the net insurance proceeds will not be adequate to complete such restoration, Landlord shall have the right to terminate this Lease and all the unaccrued obligations of the parties hereto by sending a written notice of such termination to Tenant, the notice to specify a termination date no less than ten (10) days after its transmission; provided, however, that if the damage relates only to the Premises and occurs prior to the last two (2) years of the Lease Term,

        Tenant, subject to subparagraph (f) below, may require Landlord to withdraw the notice of termination by agreeing to pay the cost of restoration in excess of the net insurance proceeds and by giving Landlord adequate security for such payment prior to the termination date specified in Landlord's notice of termination. If the net insurance proceeds are more than adequate, the amount by which the net insurance proceeds exceed the cost of restoration-will be retained by Landlord.

        (d) Tenant's Fixtures and Improvements. Landlord's obligation or election to restore the Premises under this Paragraph 10 shall not include the repair, restoration or replacement of the fixtures, improvements, alterations, furniture or any other property owned, installed, made by, or in the possession of Tenant.

        (e) Abatement of Rent. Tenant will receive an abatement of its Minimum Annual Rent and Additional Rent to the extent and during the time the Premises are rendered untenantable due to casualty, such Rent to abate in such proportion as the part of the Premises thus destroyed or rendered untenantable bears to the total Premises while such repairs are being made. If the Premises are so slightly damaged by such fire or other casualty as not to be rendered untenantable, Landlord shall make the repairs it deems necessary with reasonable promptness and the payment of Rent shall not be affected thereby. Landlord shall be the sole judge as to whether such destruction or damage has caused the Building or the Premises to be untenantable or whether the same cannot be rendered tenantable within the one hundred fifty (150) day period set forth in subparagraph (f) below. Tenant shall, at its own cost and expense, remove such of its furniture and furnishings and other belongings from the Premises as Landlord shall require in order to repair and restore the Premises.

        (f) Landlord's Option Not to Restore. Notwithstanding the foregoing provisions, if there is substantial destruction of the Building, or if, in the sole judgment of Landlord, such damage cannot be repaired and the Premises cannot be made tenantable within one hundred fifty (150) days of such damage, Landlord shall have the option not to restore, and may elect to terminate this Lease by sending notice as referred to in subparagraph (c) above, without giving Tenant the right to cause the notice of termination to be withdrawn. Landlord shall notify Tenant in writing within forty-five (45) days after the date of such damage or destruction of Landlord's estimate of the period of time required to repair and restore the Premises to tenantable condition. If such period of time exceeds one hundred and fifty (150) days, Tenant shall also have the right to terminate this Lease by written notification to Landlord of such termination within fifteen (15) days of delivery of Landlord's notice to Tenant.

        (g) Tenant Waiver. Unless this Lease is terminated pursuant to the foregoing provisions, this Lease shall remain in full force and effect. Tenant hereby expressly waives the provisions of Section 1932, Subdivision 2, and Section 1933, Subdivision 4, of the California Civil Code.

11. Condemnation.

        (a) Termination.

                (i) If all of the Premises are covered by a condemnation; or

                (ii) If any part of the Premises is covered by a condemnation and the remainder thereof is insufficient for the reasonable operation therein of Tenant's business; or

                (iii) If any of the Property is covered by a condemnation and, in Landlord's sole opinion, it would be impractical or the condemnation proceeds are insufficient to restore the remainder of the Property; then, in any such event, this Lease shall terminate and all obligations hereunder shall cease as of the date upon which possession is taken by the condemnor and the Rent herein reserved shall be apportioned and paid in full by Tenant to Landlord to that date and all Rent prepaid for periods beyond that date shall forthwith be repaid by Landlord to Tenant.

        (b) Partial Condemnation. If there is a partial condemnation and this Lease has not been terminated pursuant to subparagraph (a) hereof, Landlord shall restore the Building and the improvements which are part of the Building to a condition and size as nearly comparable as reasonably possible to the condition and size thereof immediately prior to the date upon which possession shall have been taken by the condemnor. If the condemnation proceeds are more than adequate to cover the cost of restoration and Landlord's expenses in collecting the condemnation proceeds, any excess proceeds shall be retained by Landlord. If there is a partial condemnation and this Lease has not been terminated by the date upon which the condemnor shall have obtained possession, the obligations of Landlord and Tenant under this Lease shall be unaffected by such condemnation except that there shall be an equitable abatement of the Minimum Annual Rent in direct proportion to the amount of the Premises so taken.

        (c) Award. In the event of a condemnation affecting Tenant, Tenant shall have the right to make a separate claim against the condemnor for removal and relocation costs and expenses and the taking of Tenant's tangible property; provided and to the extent, however, that such claims or payments do not reduce the sums otherwise payable by the condemnor to Landlord. Except as aforesaid, Tenant hereby waives all claims against Landlord and against the condemnor, and Tenant hereby assigns to Landlord all claims against the condemnor including, without limitation, all claims for leasehold damages and diminution in value of Tenant's leasehold interest.

        (d) Temporary Taking. If the condemnor should take only the right to possession of the Premises for a fixed period of time or for the duration of an emergency or other temporary condition, then, notwithstanding anything hereinabove provided, this Lease shall continue in full force and effect without any abatement of Rent, but the amounts payable by the condemnor with respect to any period of time prior to the expiration or sooner termination of this Lease shall be paid by the condemnor to Landlord and the condemnor shall be considered a subtenant of Tenant. Landlord shall apply the amount received from the condemnor applicable to the Rent due hereunder net of costs to Landlord for the collection thereof, or as much thereof as may be necessary for the purpose, toward the amount due from Tenant as Rent for that period; and Tenant shall pay to Landlord any deficiency between the amount thus paid by the condemnor and the amount of the Rent, or Landlord shall credit to future Rent due from Tenant any excess of the amount of the award over the amount of the Rent.

        (e) Waiver. Each party waives the provisions of California Code of Civil Procedure, Section 1265.130 allowing either party to petition the Superior Court to terminate this Lease in the event of a partial taking.

12. Non-Abatement of Rent. Except as otherwise expressly provided as to damage by fire or by any other casualty in subparagraph (e) of Paragraph 10 and, conditionally, as to condemnation in subparagraphs (a) and (b) of Paragraph 11, there shall be no abatement or reduction of the Minimum Annual Rent, Additional Rent or other sums payable hereunder for any cause whatsoever, and this Lease shall not terminate, and Tenant shall not be entitled to surrender or abandon the Premises.

13. Repairs and Maintenance.

        (a) Tenant's Obligations. Tenant, at its sole cost and expense and throughout the Lease Term and any renewals or extensions thereof, shall keep and maintain the Premises in a neat, safe and orderly condition and shall make all necessary non-structural repairs thereto. Tenant shall not use or permit the use of any portion of the common areas for other than their intended use. Upon the expiration of the Lease Term, Tenant shall yield and deliver up the Premises in like condition as when taken, reasonable use and wear thereof and repairs required to be made by Landlord excepted. Anything hereinabove to the contrary notwithstanding, from and after the date Tenant has taken occupancy of the Premises, any repairs, additions or alterations to the Premises which are required by OSHA or ADA shall be promptly made by Tenant, at its sole expense, and any such repairs, additions and/or alternations made by Tenant shall be subject to the provisions of this Paragraph 13 and Paragraph 17 hereof.

        (b) Landlord's Obligations. Landlord, subject to subparagraph (c) below, throughout the Lease Term and any renewals or extensions thereof, shall make all necessary structural repairs to the Building and any necessary repairs to the mechanical, HVAC, electrical and plumbing systems in or servicing the Premises, excluding repairs to any such systems or components thereof which are not of the same type and nature as those provided by Landlord as part of the Building standard improvements; provided, however, that Landlord shall have no responsibility to make any repairs unless and until Landlord receives written notice of the need for such repair. Except as otherwise provided herein, the cost of all such repairs shall be borne by Landlord and included as part of Annual Operating Costs. Tenant shall at once report in writing to Landlord any defective condition known to Tenant which Landlord is required to repair. Failure to so report shall make Tenant responsible for damages resulting from such defective condition. Landlord shall not be liable for any failure to make repairs or to perform any maintenance unless such failure shall persist for an unreasonable time after written notice of the need for such repairs or maintenance is received by Landlord from Tenant. Landlord shall keep repaired and maintain all common areas of the Property and any sidewalks, parking areas, curbs and access ways adjoining the Property in a clean and orderly condition.

        (c) Interference with Use of Premises No Release from Obligations. In the event that Landlord shall deem it necessary, or be required by any governmental authority, to repair, alter, remove, reconstruct or improve any part of the Premises or the Building (unless the same result from Tenant's act, neglect, default or mode of operation, in which event Tenant shall make all such repairs, alterations and improvements), then the same shall be made by Landlord with reasonable dispatch, and should the making of such repairs, alterations or improvements cause any interference with Tenant's use of the Premises, such interference shall not relieve Tenant from the performance of its obligations hereunder, nor shall such interference be deemed an actual or constructive eviction or partial eviction or result in an abatement of Rent. Notwithstanding the foregoing, Tenant shall, at its own cost and expense, make all repairs and provide all maintenance in connection with any alterations, additions or improvements made by Tenant pursuant to Paragraph 17 hereof.

14.     Utilities and Services.

        (a) Utilities and Services Furnished by Landlord. Provided Tenant is not in default hereunder, Landlord agrees to furnish or cause to be furnished to the Premises, the utilities and services described below, subject to the conditions and in accordance with the standards set forth in this Paragraph 14:

                (i) Landlord shall provide automatic elevator facilities Monday through Friday from 8 a.m. to 6 p.m., and on Saturdays from 9 a.m. to 1 p.m. At least one elevator shall be available for use at all other times;

                (ii) Landlord shall furnish heat or air conditioning Monday through Friday from 7 a.m. to 6 p.m. Tenant acknowledges that there has been installed in the Premises a separate HVAC system ("Separate HVAC") which services the Premises exclusively, and that another Separate HVAC may subsequently be installed. Landlord shall provide Tenant with a periodic statement designating Tenant's utility consumption with respect to such separate HVAC system (as shown by the meters installed to register such consumption at the rates then charged by the furnishing public utility), and Tenant shall pay to Landlord the amount designated on each such statement promptly upon demand therefor as a direct expense of Tenant. Tenant, at Tenant's sole cost and expense, shall carry out throughout the Term of the Lease an ongoing program of regular and preventative maintenance of such separate HVAC system in the Premises pursuant to an HVAC maintenance contract to be approved by Landlord, such program to include the periodic replacement of HVAC filters in accordance with manufacturers' specifications and the monitoring of HVAC settings (i.e., relative humidity and percentage of outside air) to ensure compliance with the specifications of the equipment manufacturers and the design of the HVAC system. Upon reasonable advance notice from Landlord, Tenant shall make available to Landlord Tenant's records evidencing such maintenance efforts by Tenant;

                (iii) Landlord shall furnish to the Premises, subject to interruptions beyond Landlord's control, such electricity as is required for the use of the office lighting and electrical outlets in use as of the Commencement Date;

                (iv) Landlord shall furnish water for drinking, cleaning and lavatory purposes only;

                (v) Landlord shall provide cleaning and janitorial services to the Premises, as described in Exhibit "E" attached hereto and made a part hereof; and

                (vi) Landlord shall provide the following security measures for the Building:

                        - A uniformed lobby guard twelve (12) hours a day, Monday through Friday and eight (8) hours a day on Saturday and Sunday; and

                        - A card access system for entry into the lobby and parking garage 24 hours a day, 365 days a year.

        (b) Special and Additional Usage. Landlord may impose a reasonable charge for any utilities and services, including without limitation, air conditioning, electricity, and water, provided by Landlord by reason of:

                (i) any use of the Premises at any time other than the hours set forth above;

                (ii) any use beyond what Landlord agrees herein to furnish; or

                (iii) special electrical, cooling and ventilating needs created by Tenant's telephone equipment, computers, electronic data processing equipment and other similar equipment or uses. Landlord, at its option, may require installation of additional metering devices, at Tenant's expense, for the purpose of metering Tenant's utility consumption.

        (c) Cooperation; Payment of Charges; Approval of Special Equipment Usage. Tenant agrees to cooperate fully at all times with Landlord and to abide by all regulations and requirements which Landlord may prescribe for the use of the above utilities and services. Tenant agrees to pay any charge imposed by Landlord pursuant to subparagraph (b) above and any failure to pay any excess costs as described above shall constitute a breach of the obligation to pay Rent under this Lease and shall entitle Landlord to the rights herein granted for such breach. Tenant's use of electricity shall at no time exceed the capacity of the service to the Premises or the electrical risers or wiring installation.

        (d) Failure, Stoppage or Interruption of Service: No Release from Obligations. Landlord shall not be liable for, and Tenant shall not be entitled to any abatement or reduction of Rent by reason of, Landlord's failure to furnish any of the foregoing services when such failure is caused by accident, breakage, repairs, riots, strikes, lockouts or other labor disturbance or labor dispute of any character, governmental regulation, moratorium or other governmental action, inability by exercise of reasonable diligence to obtain electricity, water or fuel, or by any other cause beyond Landlord's immediate control or for stoppages or interruptions of any such services for the purpose of making necessary repairs or improvements. Failure, stoppage or interruption of any such service shall not be construed as an actual or constructive eviction or as a partial eviction against Tenant, or release Tenant from the prompt and punctual performance by Tenant of the covenants contained herein. Notwithstanding anything hereinabove to the contrary, Landlord reserves the right from time to time to make reasonable and nondiscriminatory modifications to the above standards for utilities and services.

        (e) Limitation and Unavailability of Service. Anything hereinabove to the contrary notwithstanding, Landlord and Tenant agree that Landlord's obligation to furnish heat, electricity, air conditioning and/or water to the Premises shall be subject to and limited by all laws, rules, and regulations of any governmental authority affecting the supply, distribution, availability, conservation or consumption of energy, including, but not limited to, heat, electricity, gas, oil and/or water. Landlord shall abide by all such governmental laws, rules and regulations and, in so doing, Landlord shall not be in default in any manner whatsoever under the terms of this Lease, and Landlord's compliance therewith shall not affect in any manner whatsoever Tenant's obligation to pay the full Rent set forth in this Lease.

        (f) Lighting Fixtures and Lamps. Tenant shall purchase and use only such electrical lighting fixtures and lamps as may be approved by Landlord in writing.

        (g) Load Bearing Capacity. Tenant shall not place a load upon any floor of the Premises which exceeds the load per square foot which such floor was designed to carry and which is allowed by law. Landlord reserves the right to prescribe in a reasonable manner the weight and position of all safes and heavy installations which Tenant wishes to place in the Premises so as to properly distribute the weight thereof. Any cost of structural analysis shall be borne by Tenant.

        (h) Unreasonable Noise or Vibration. Business machines and mechanical equipment belonging to Tenant which cause unreasonable noise or vibration that may be transmitted to the structure of the Building or to any leased space to such a degree as to be objectionable to Landlord or to any tenants in the Building shall be placed and maintained by Tenant, at Tenant's expense, on vibration eliminators or other devices sufficient to eliminate such unreasonable noise or vibration.

15. Governmental Regulations. Tenant shall not violate any laws, ordinances, notices, orders, rules, regulations or requirements, including, without limitation, those pertaining to environmental matters and ADA, of any federal, state or municipal government or any department, commission, board or office thereof, or of the National Board of Fire Underwriters or any other body exercising similar functions, relating to the Premises or to the use or manner of use of the Property, nor shall Tenant perform any acts or carry on any practices which may injure the Property or the Premises or be a nuisance, disturbance or menace to any other tenants of the Building. Upon breach of this Paragraph 15, Landlord shall have the right to terminate this Lease forthwith and to re-enter and repossess the Premises, but Landlord's right to damages shall survive.

16. Directory; Signs. Landlord will place Tenant's name and suite number on the Building standard directory. Except for signs which are located wholly within the interior of the Premises and which are not visible from the exterior of the Premises, and except for signs on office doors with size, design, lettering and text approved by Landlord, no signs shall be placed, erected, maintained or painted by Tenant at any place upon the Premises or the Property.

17. Alterations and Additions. Except for interior, non-structural, cosmetic alterations and improvements to the Premises or any part thereof, not visible from the exterior of the Premises and requiring an expenditure by Tenant in any single instance of an amount not to exceed One Thousand Dollars ($1,000), Tenant shall not make any alterations, additions, changes or repairs (hereinafter referred to as "Alterations and Additions") to the Premises without obtaining in each instance Landlord's prior written consent. All Alterations and Additions shall be performed by Landlord or Landlord's contractors, or shall be performed by Landlord or Landlord's contractors, shall be performed under Landlord's regulation. In the event Alterations and Additions are not performed by Landlord or Landlord's contractors, Tenant shall pay to Landlord a reasonable fee, as determined by Landlord, for its regulation of such Alterations and Additions. All Alterations and Additions shall remain upon and be surrendered with the Premises unless, prior to or upon the expiration or termination of this Lease, Landlord shall give written notice to Tenant to remove the same, in which event Tenant will remove such Alterations and Additions within ten (10) days after the expiration or termination of this Lease, and repair and restore any damage to the Premises caused by the installation or removal thereof. If Tenant does not remove said Alterations and Additions within said ten (10) day period, Landlord may remove the same and Tenant shall pay the cost of such removal to Landlord upon demand. Tenant hereby agrees to protect, defend, indemnify and hold harmless Landlord, its agents and employees, with regard to the Premises and the Property, from any and all liabilities of every kind and description which may arise out of or be connected in any way with said Alterations or Additions. Any mechanic's lien filed against the Premises or the Property or any notice which is received by either Landlord or Tenant for work claimed to have been furnished to Tenant, and performed other than by Landlord or Landlord's contractors, shall be released and discharged within ten (10) days after such filing or receipt, whichever is applicable, at Tenant's expense. Alterations and Additions permitted to be performed other than by Landlord or Landlord's contractors shall be performed in a manner so as not to annoy or disturb other tenants or occupants of the Building, and shall be performed only during such hours and under such conditions as shall be designated by Landlord. Upon completion of Alterations and Additions performed other than by Landlord or Landlord's contractors, Tenant shall furnish Landlord with contractors' affidavits and full and final waivers of lien and receipted bills covering all labor and materials expended and used. All Alterations and Additions shall comply with all insurance requirements and with all applicable laws, statutes, ordinances and regulations. All Alterations and Additions shall be constructed in a good and workmanlike manner and only first-class material shall be used. The performance of any Alterations and Additions to the Premises by either Landlord or Landlord's contractors on behalf of Tenant shall not be deemed or construed by the parties hereto, or by any third party, as creating the relationship of principal and agent or of partnership, or of joint venture, by and between the parties hereto, it being understood and agreed that no provision contained in this Paragraph 17 or elsewhere in this Lease nor any acts of the parties hereto shall be deemed to create any relationship other than the relationship of Landlord and Tenant.

18. Landlord's Right of Entry.

        (a) Right of Entry; No Release from Obligations. Tenant shall permit Landlord and the authorized representatives of Landlord and of any mortgagee or any prospective mortgagee to enter the Premises at all reasonable times upon reasonable notice (except in case of emergency), for the purpose of:

                (i) inspecting the Premises; or

                (ii) making any necessary repairs thereto or to the Property and performing any work therein.

        During the progress of any work on the Premises or the Property, Landlord will attempt not to inconvenience Tenant, but shall not be liable for inconvenience, annoyance, disturbance, loss of business or other damage to Tenant by reason of making any repair or by bringing or storing materials, supplies, tools and equipment in the Premises during the performance of any work, and the obligations of Tenant under this Lease shall not be thereby affected in any manner whatsoever.

        (b) Sales; Mortgagee; Prospective Tenants. Landlord shall have the right at all reasonable times to enter and to exhibit the Premises for the purpose of sale or mortgage, and, during the last nine (9) months of the Lease Term, to enter and to exhibit the Premises to any prospective tenant.

19. Quiet Enjoyment. Tenant, upon paying the Minimum Annual Rent, Additional Rent and other charges herein provided for, and observing and keeping all covenants, agreements and conditions of this Lease on its part to be kept, shall quietly have and enjoy the Premises during the Lease Term without hindrance or molestation by anyone claiming by or through Landlord, subject, however, to the exceptions, reservations and conditions of this Lease. Landlord hereby reserves the right to prescribe, at its sole discretion, reasonable rules and regulations (herein called the "Rules and Regulations") having uniform applicability to all similarly situated tenants of the Building and governing the use and enjoyment of the Premises and the remainder of the Property; provided that the Rules and Regulations shall not materially interfere with Tenant's use and enjoyment of the Premises in accordance with the provisions of this Lease for the permitted uses. Tenant shall adhere to the Rules and Regulations and shall cause its agents, employees, invitees, visitors and guests to do so. A copy of the Rules and Regulations in effect on the date hereof is attached hereto as Exhibit "F".

20. Assignment and Subletting. Tenant for itself, its successors and assigns, expressly covenants that it shall not by operation of law or otherwise assign, sublet, hypothecate, encumber or mortgage this Lease, or any part thereof, or permit the Premises to be used by others without the prior written consent of Landlord in each instance, which consent shall not be unreasonably withheld. Any attempt by Tenant to assign, sublet, encumber or mortgage this Lease shall be null and void. The consent by Landlord to any assignment, mortgage, hypothecation, encumbrance, subletting or use of the Premises by others, shall not constitute a waiver of Landlord's right to withhold its consent to any other or further assignment, subletting, mortgage, encumbrance or use of the Premises by others. Without the prior written consent of Landlord, this Lease and the interest therein of any assignee of Tenant herein, shall not pass by operation of law or otherwise, and shall not be subject to garnishment or sale under execution in any suit or proceeding which may be brought against or by Tenant or any assignee of Tenant. The absolute and unconditional prohibitions contained in this Paragraph 20 and Tenant's agreement thereto are material inducements to Landlord to enter into this Lease with Tenant and any breach thereof shall constitute a material default hereunder permitting Landlord to exercise all remedies provided for herein or by law or in equity on a default of Tenant. If Tenant requests Landlord's consent to an assignment of this Lease or subletting of all or any part of the Premises, Tenant shall submit to Landlord: (1) the name of the proposed assignee or subtenant; (2) the terms of the proposed assignment or subletting together with a conformed or photostatic copy of the proposed assignment or sublease; (3) the nature of business of the proposed assignee or subtenant's business and its proposed use of the Premises; (4) such information as to its financial responsibility and general reputation as Landlord may require; and (5) a summary of plans and specifications for revising the floor layout of the Premises.

Upon the receipt of such information from Tenant, Landlord shall have the option, to be exercised in writing within thirty (30) days after such receipt, to cancel and terminate this Lease if the request is to assign this Lease or to sublet all of the Premises or, if the request is to sublet a portion of the Premises only, to cancel and terminate this Lease with respect to such portion, in each case as of the date set forth in Landlord's notice of exercise of such option.

If Landlord shall cancel this Lease, Tenant shall surrender possession of the Premises, or the portion of the Premises which is the subject of the request, as the case may be, on the date set forth in such notice in accordance with the provisions of this Lease relating to surrender of the Premises. If this Lease shall be canceled as to a portion of the Premises only, the Minimum Annual Rent and all Additional Rent payable by Tenant hereunder shall be abated proportionately according to the ratio that the number of square feet in the portion of space surrendered (as computed by Landlord) bears to the rentable area of the Premises.

If Landlord shall fail to exercise its option to cancel and terminate this Lease with respect to all or part of the Premises as above provided, Landlord shall not thereby be deemed to have consented to the proposed assignment or subletting.

If Landlord shall consent to a sublease or an assignment pursuant to the request from Tenant, Tenant shall cause to be executed by its assignee or subtenant an agreement to perform faithfully and to assume and be bound by all of the terms, covenants, conditions, provisions and agreements of this Lease for the period covered by the assignment or sublease and to the extent of the space sublet or assigned. An executed counterpart of each sublease or assignment and assumption of performance by the sublessee or assignee, in form and substance approved by Landlord, shall be delivered to Landlord within five (5) days prior to the commencement of occupancy set forth in such assignment or sublease; no such assignment or sublease shall be binding on Landlord until Landlord has received such counterpart as required herein.

If Landlord shall give its consent to any assignment of this Lease or to any sublease, Tenant shall in consideration therefor pay to Landlord as Additional Rent the following amounts less the actual expenses incurred by Tenant in connection with such assignment or subletting including legal fees, brokerage commissions and costs of making alterations, as the case may be:

                (i) In the case of an assignment, an amount equal to all sums and other considerations paid to Tenant by the assignee for or by reason of such assignment; and

                (ii) In the case of a sublease, any rents, additional charge or other consideration payable under the sublease to Tenant by the subtenant which is in excess of the Minimum Annual Rent and all Additional Rent accruing during the term of the sublease in respect of the subleased space (at the rate per square foot payable by Tenant hereunder) pursuant to the terms hereof.

                The sums payable as set forth above shall be paid to Landlord as Additional Rent as and when paid by the assignee or subtenant to Tenant.

                In no event shall any assignment or subletting to which Landlord may consent, release or relieve Tenant from its obligations to fully observe or perform all of the terms, covenants and conditions of this Lease on its part to be observed or performed.

21. Subordination. Landlord reserves the right to subject and subordinate this Lease at all times to the lien of any first mortgage now or hereafter placed upon Landlord's interest in the Premises, the Building and/or the Property, and to any second mortgage with the consent of the first mortgagee, and Tenant shall execute and deliver any and all documents necessary to evidence such subordination. Tenant hereby irrevocably appoints Landlord the attorney-in-fact of Tenant to execute and deliver any such instrument or instruments for and in the name of Tenant as may be necessary to effect such subordination; provided, however, no default by Landlord under any such mortgage(s) shall affect Tenant's rights hereunder so long as Tenant is not in default under this Lease. Tenant shall, in the event any proceedings are brought for the foreclosure of any such mortgage(s), attorn to the purchaser upon any such foreclosure or sale and recognize such purchaser as Landlord under this Lease.

22. Tenant's Certificate. Tenant, at any time and from time to time and within ten (10) days after Landlord's written request, shall execute, acknowledge and deliver to Landlord a written instrument in recordable form certifying that this Lease is unmodified and in full force and effect (or, if there have been modifications, that it is in full force and effect as modified and stating the modifications); stating that the improvements required by Paragraph 4 hereof have been completed; certifying that Tenant has accepted possession of the Premises; stating the date on which the Lease Term commenced and the dates to which Minimum Annual Rent, Additional Rent and other charges have been paid in advance, if any; stating that to the best knowledge of the signer of such instrument Landlord is not in default of this Lease (or if there are defaults alleged by Tenant, setting forth in detail the nature of such alleged defaults); stating any other fact or certifying any other condition reasonably requested by Landlord or required by any mortgagee or prospective mortgagee or purchaser of the Property or any interest therein; and stating that it is understood that such instrument may be relied upon by any mortgagee or prospective mortgagee or purchaser of the Property or any interest therein or by any assignee of Landlord's interest in this Lease or by any assignee of any mortgagee. The foregoing instrument shall be addressed to Landlord and to any mortgagee, prospective mortgagee, purchaser or other party specified by Landlord. Said instrument shall be in the form of Exhibit "G" attached hereto.

23. Surrender.

        (a) Condition of Premises. Subject to the terms of Paragraph 13, at the expiration or earlier termination of the Lease Term, Tenant shall promptly yield up, clean and neat, and in the same condition, order and repair in which they are required to be kept throughout the Lease Term, the Premises and all improvements, alterations and additions thereto, and all fixtures and equipment servicing the Building, ordinary wear and tear excepted.

        (b) Holding Over. If Tenant, or any person claiming through Tenant, shall continue to occupy the Premises after the expiration or earlier termination of the Lease Term or any renewal thereof, such occupancy shall be deemed to be under a month-to-month tenancy under the same terms and conditions set forth in this Lease; except, however, that the Monthly Rent Installment for each month during such continued occupancy shall be one hundred fifty percent (150%) multiplied by the amount set forth in Item (j) of Basic Terms. Anything to the contrary notwithstanding, any holding over by Tenant without Landlord's prior written consent shall constitute a default hereunder and shall be subject to all the remedies set forth in Paragraph 24 hereof.

24. Defaults - Remedies.

        (a) Default. The occurrence of any of the following shall constitute a default (a "Default") by Tenant under this Lease:

                (i) Tenant fails to pay any Rent when due and such failure is not cured within five (5) days after notice from Landlord;

                (ii) Tenant fails to perform any other provision of this Lease and such failure is not cured within thirty (30) days (or immediately if the failure involves a hazardous condition) after notice from Landlord;

                (iii) the leasehold interest of Tenant is levied upon or attached under process of law,

                (iv) Tenant or any guarantor of this Lease dies or dissolves;

                (v) Tenant abandons or vacates the Premises; or

                (vi) any voluntary or involuntary proceedings are filed by or against Tenant or any guarantor of this Lease under any bankruptcy, insolvency or similar laws and, in the case of any involuntary proceedings, are not dismissed within thirty (30) days after filing.

        (b) Termination. If a Default occurs, Landlord shall have the right at any time to give a written termination notice to Tenant and, on the date specified in such notice, Tenant's right to possession shall terminate and this Lease shall terminate. Upon such termination, Landlord shall have the right to recover from Tenant:

                (i) The worth at the time of award of all unpaid Rent which had been earned at the time of termination;

                (ii) The worth at the time of award of the amount by which all unpaid Rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided;

                (iii) The worth at the time of award of the amount by which all unpaid Rent for the balance of the term of this Lease after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided; and

                (iv) All other amounts necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform all of Tenant's obligations under this Lease or which in the ordinary course of things would be likely to result therefrom.

                The "worth at the time of award" of the amounts referred to in clauses (i) and (ii) above shall be computed by allowing interest at the maximum annual interest rate allowed by law for business loans (not primarily for personal, family or household purposes) not exempt from the usury law at the time of termination or, if there is no such maximum annual interest rate, at the rate of twelve percent (12%) per annum. The "worth at the time of award" of the amount referred to in clause (iii) above shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%). For the purpose of determining unpaid Rent under clauses (i), (ii) and (iii) above, the Rent reserved in this Lease shall be deemed to be the total Rent payable by Tenant under this Lease.

        (c) No Termination. Even though Tenant has breached this Lease, this Lease shall continue in effect for so long as Landlord does not terminate Tenant's right to possession, and Landlord shall have the right to enforce all its rights and remedies under this Lease, including the right to recover all Rent as it becomes due under this Lease. Acts of maintenance or preservation or efforts to relet the Premises or the appointment of a receiver upon initiative of Landlord to protect Landlord's interest under this Lease shall not constitute a termination of Tenant's right to possession unless written notice of termination is given by Landlord to Tenant.

        (d) Landlord's Right to Pay and Perform. All agreements and covenants to be performed or observed by Tenant under this Lease shall be at Tenant's sole cost and expense and without any abatement of Rent. If Tenant fails to pay any sum of money to be paid by Tenant or to perform any other act to be performed by Tenant under this Lease, Landlord shall have the right, but shall not be obligated, and without waiving or releasing Tenant from any obligations of Tenant, to make any such payment or to perform any such other act on behalf of Tenant in accordance with this Lease. All sums so paid by Landlord and all necessary incidental costs shall be deemed Additional Rent hereunder and shall be payable by Tenant to Landlord on demand, together with interest on all such sums from the date of expenditure by Landlord on demand, together with interest on all such sums from the date of expenditure by Landlord to the date or repayment by Tenant at the maximum annual interest rate allowed by law or, if there is no such maximum annual interest rate, at the rate of twelve (12%) per annum. Landlord shall have, in addition to all other rights and remedies of Landlord, the same rights and remedies in the event of the nonpayment of such sums plus interest by Tenant as in the case of default by Tenant in the payment of Rent.

        (e) Personal Property. If Tenant vacates, abandons or surrenders the Premises, or is dispossessed by process of law or otherwise, any movable furniture, equipment, trade fixtures or personal property belonging to Tenant and left in the Premises shall be deemed to be abandoned at the option of Landlord, and Landlord shall have the right to sell or otherwise dispose of such personal property in any commercially reasonable manner.

        (f) Jury Trial. Landlord and Tenant waive trial by jury in the event of any action, proceeding or counterclaim brought by either Landlord or Tenant against the other in connection with this Lease.

        (g) Non-Waiver. No waiver by Landlord of any breach by Tenant or any of Tenant's obligations, agreements or covenants herein shall be a waiver of any subsequent breach or of any obligation, agreement or covenant, nor shall any forbearance by Landlord to seek a remedy for any breach by Tenant be a waiver by Landlord of any rights and remedies with respect to such or any subsequent breach.

        (h) Rights and Remedies Cumulative. No right or remedy herein conferred upon or reserved to Landlord is intended to be exclusive of any other right or remedy provided herein or by law, but each shall be cumulative and in addition to every other right or remedy given herein or now or hereafter existing at law or in equity or by statute.

        (i) Rights of Mortgagee. In the event of any default by act or omission by Landlord which would give Tenant the right to terminate this Lease or to claim a partial or total eviction, Tenant shall not exercise any such right until it has notified in writing the holder of any mortgage which at the time shall be a mortgage lien on all or any portion of the Property (if the name and address of such holder shall previously have been furnished by written notice to Tenant) of such default, and until a reasonable period for curing such default shall have elapsed following the giving of such notice, during which period the holder shall have failed to commence and continue to cure such default or to cause the same to be remedied or cured.

25. Bankruptcy or Insolvency; Assumption; Adequate Protection. The following shall apply in the event of the bankruptcy or insolvency of Tenant:

        (a) If a petition is filed by, or an order for relief is entered against Tenant under Chapter 7 of the Bankruptcy Code and the trustee of Tenant elects to assume this Lease for the purpose of assigning it, the election or assignment, or both, may be made only if all of the terms and conditions of subparagraphs (b) and (d) below are satisfied. If the trustee fails to elect to assume this Lease for the purpose of assigning it within sixty (60) days after his appointment, this Lease will be deemed to have been rejected. To be effective, an election to assume this Lease must be in writing and addressed to Landlord and, in Landlord's business judgment, all of the conditions hereinafter stated, which Landlord and Tenant acknowledge to be commercially reasonable, must have been satisfied. Landlord shall then immediately be entitled to possession of the Premises without further obligation to Tenant or the trustee, and this Lease will be canceled. Landlord's right to be compensated for damages in the bankruptcy proceeding, however, shall survive.

        (b) If Tenant files a petition for reorganization under Chapters 11 or 13 of the Bankruptcy Code or a proceeding that is filed by or against Tenant under any other Chapter of the Bankruptcy Code is converted to a Chapter 11 or 13 proceeding and Tenant's trustee or Tenant as a debtor-in-possession fails to assume this Lease within sixty (60) days from the date of the filing of the petition or the conversion, the trustee or the debtor-in-possession will be deemed to have rejected this Lease. To be effective, an election to assume this Lease must be in writing and addressed to Landlord and, in Landlord's business judgment, all of the following conditions, which Landlord and Tenant acknowledge to be commercially reasonable, must have been satisfied:

                (i) The trustee or the debtor-in-possession has cured or has provided to Landlord adequate assurance, as defined below, that:

                        (1) The trustee will cure all monetary defaults under this Lease within ten (10) days from the date of the assumption; and

                        (2) The trustee will cure all non-monetary defaults under this Lease within thirty (30) days from the date of the assumption.

                (ii) The trustee or the debtor-in-possession has compensated Landlord, or has provided to Landlord adequate assurance, as defined below, that within ten (10) days from the date of the assumption Landlord will be compensated for any pecuniary loss it incurred arising from the default of Tenant, the trustee, or the debtor-in-possession as recited in Landlord's written statement of pecuniary loss sent to the trustee or the debtor-in-possession.

                (iii) The trustee or the debtor-in-possession has provided Landlord with adequate assurance of the future performance, as defined below, of each of Tenant's obligations under the Lease; provided, however, that:

                        (1) The trustee or debtor-in-possession will also deposit with Landlord, as security for the timely payment of Rent, an amount equal to three (3) months' Monthly Rent Installments and other monetary charges accruing under this Lease.

                        (2) If not otherwise required by the terms of this Lease, the trustee or the debtor-in-possession will also pay in advance, on each day that the Minimum Annual Rent is payable, one-twelfth (1/12) of Tenant's annual obligations this Lease for Annual Operating Costs.

                        (3) From and after the date of the assumption of this Lease, the trustee or the debtor-in-possession will pay the Minimum Annual Rent payable under this Lease in advance in equal monthly installments on each day that the Minimum Annual Rent is payable.

                        (4) The obligations imposed upon the trustee or the debtor-in-possession will continue for Tenant after the completion of bankruptcy proceedings.

                (iv) Landlord has determined that the assumption of this Lease will not:

                        (1) Breach any provision in any other lease, mortgage, financing agreement, or other agreement by which Landlord is bound relating to the Property; or

                        (2) Disrupt, in Landlord's judgment, the tenant mix of the Building or any other attempt by Landlord to provide a specific variety of tenants in the Building that, in Landlord's judgment, would be most beneficial to all of the tenants of the Building and would enhance the image, reputation, and profitability of the Building.

                For purposes of this Paragraph 25, "adequate assurance" means that:

                        (1) Landlord will determine that the trustee or the debtor-in-possession has, and will continue to have, sufficient unencumbered assets after the payment of all secured obligations and administrative expenses to assure Landlord that the trustee or the debtor-in-possession will have sufficient funds to fulfill Tenant's obligations under this Lease and to keep the Premises properly staffed with sufficient employees to conduct a fully operational, actively promoted business on the Premises; and

                        (2) An order will have been entered segregating sufficient cash payable to Landlord and/or a valid and perfected first lien and security interest will have been granted in property of Tenant, trustee, or debtor-in-possession that is acceptable for value and kind to Landlord, to secure to Landlord the obligation of the trustee or debtor-in-possession to cure the monetary or nonmonetary defaults under this Lease within the time periods set forth above.

                For the purposes of this Paragraph 25, "adequate assurance of future performance" means that Landlord has ascertained that each of the following conditions has been satisfied:

                        (1) The assignee has submitted a current financial statement, audited by a certified public accountant, that shows a net worth and working capital in amounts determined by Landlord to be sufficient to assure the future performance by the assignee of Tenant's obligations under this Lease;

                        (2) If requested by Landlord, the assignee will obtain guarantees, in form and substance satisfactory to Landlord from one or more persons who satisfy Landlord's standards of creditworthiness;

                        (3) Landlord has obtained all consents or waivers from any third party required under any lease, mortgage, financing arrangement, or other agreement by which Landlord is bound, to enable Landlord to permit the assignment; and

                        (4) When, pursuant to the Bankruptcy Code, the trustee or the debtor-in-possession is obligated to pay reasonable use and occupancy charges for the use of all or part of the Premises, the charges will not be less than the Minimum Annual Rent and Additional Rent and other monetary obligations of Tenant included herein as Rent.

        (c) In the event that this Lease is assigned by a trustee appointed for Tenant or by Tenant as debtor-in-possession under the provisions of subparagraph (b) above and, thereafter, Tenant is either adjudicated a bankrupt or files a subsequent petition for arrangement under Chapter 11 of the Bankruptcy Code, then Landlord may terminate, at its option, this Lease and all Tenant's rights under it, by giving written notice of Landlord's election to terminate.

        (d) If the trustee or the debtor-in-possession has assumed the Lease, under the terms of subparagraph (a) or (b) above, and elects to assign Tenant's interest under this Lease or the estate created by that interest to any other person, that interest or estate may be assigned only if Landlord acknowledges in writing that the intended assignee has provided adequate assurance, as defined in this Paragraph 25, of future performance of all of the terms, covenants, and conditions of this Lease to be performed by Tenant.

        (e) Neither Tenant's interest in the Lease nor any estate of Tenant created in the Lease will pass to any trustee, receiver, assignee for the benefit of creditors, or any other person or entity, or otherwise by operation of law under the laws of any state having jurisdiction of the person or property of Tenant unless Landlord consents in writing to the transfer. Landlord's acceptance of Rent or any other payments from any trustee, receiver, assignee, person, or other entity will not be deemed to have waived, or waive, the need to obtain Landlord's consent or Landlord's right to terminate this Lease for any transfer of Tenant's interest under this Lease without that consent.

26. Interpretation.

        (a) Captions. The captions in this Lease are for convenience only and are not a part of this Lease and do not in any way define, limit, describe or amplify the terms and provisions of this Lease or the scope or intent thereof.

        (b) Entire Agreement. This Lease represents the entire agreement between the parties hereto and there are no collateral or oral agreements or understandings between Landlord and Tenant with respect to the Premises or the Property. This Lease supersedes all prior negotiations, agreements, informational brochures, letters, promotional information and other statements and materials made or furnished by Landlord or its agents. The submission of this Lease by Landlord, its attorneys or agents, for examination or for execution by Tenant, does not constitute a reservation of (or option for) the Premises in favor of Tenant; and Tenant shall have no right or interest in the Premises, and Landlord shall have no liability hereunder, unless and until this Lease is executed and delivered by Landlord. No rights, easements or licenses are acquired in the Property or any land adjacent to the Property by Tenant by implication or otherwise except as expressly set forth in the provisions of this Lease. This Lease shall not be modified in any manner except by an instrument in writing executed by the parties. The masculine (or neuter) pronoun, singular number, shall include the masculine, feminine and neuter genders and the singular and plural number.

        (c) Exhibits. Each writing or plan referred to herein as being attached hereto as an Exhibit or otherwise designated herein as an Exhibit hereto is hereby made a part hereof.

        (d) Interest. Wherever interest is required to be paid hereunder, such interest shall be at the rate set forth in subparagraph (c)(iv) of Paragraph 7.

27. Definition of Landlord, Landlord's Liability. The word "Landlord" is used herein to include the Landlord named above as well as its successors and assigns, each of whom shall have the same rights, remedies, powers, authorities and privileges as it would have had it originally signed this Lease as Landlord. Any such person, whether or not named herein, shall have no liability hereunder after it ceases to hold title to the Premises except for obligations which may have theretofore accrued. Neither Landlord nor any principal of Landlord nor any owner of the Property, whether disclosed or undisclosed, shall have any personal liability with respect to any of the provisions of this Lease or the Premises, and if Landlord is in breach or default with respect to Landlord's obligations under this Lease or otherwise, Tenant shall look solely to the equity of Landlord in the Property for the satisfaction of Tenant's remedies.

28. Notices. All notices, demands, requests, consents, certificates and waivers required or permitted hereunder from either party to the other shall be in writing and sent by United States certified mail, return receipt requested, postage prepaid. Notices to Tenant shall be addressed to Tenant at the address designated in Item (b) of Basic Terms or, after the Commencement Date, to the Premises. Notices to Landlord shall be addressed to Landlord at the address designated in Item (a) of Basic Terms, with a copy to any mortgagee or other party designated by Landlord. Either party may at any time, in the manner set forth for giving notices to the other, specify a different address to which notices to it shall be sent.

29. Brokerage. Tenant represents and warrants that it has not had any dealings with any realtors, brokers, or agents in connection with the negotiation of this Lease other than as set forth in Item (o) of Basic Terms. Tenant shall defend, hold harmless and indemnify Landlord from and against any claims with respect to the negotiation or procurement of this Lease by any other realtor, broker or agent.

30. Intentionally Omitted.

31. Guarantee. In the event a guarantee is executed in connection with this Lease, said guarantee shall be deemed a part of this Lease.

32. Hazardous Substances. The term "Hazardous Substances, " as used in this Lease, shall include, without limitation, flammables, explosives, radioactive materials, asbestos, polychlorinated biphenyls (PCB's), chemicals known to cause cancer or reproductive toxicity, pollutants, contaminants, hazardous wastes, toxic substances or related materials, petroleum and petroleum products, and substances declared to be hazardous or toxic under any law or regulation now or hereafter enacted or promulgated by any governmental authority.

        (a) Environmental Prohibitions. Tenant shall not cause or permit to occur:

                (i) Any violation of any federal, state, or local law, ordinance, or regulation now or hereafter enacted, related to environmental conditions on, under, or about the Premises, or arising from Tenant's use or occupancy of the Premises, including, but not limited to, soil and ground water conditions; or

                (ii) The use, generation, release, manufacture, refining, production, processing, storage, or disposal of any Hazardous Substance on, under, or about the Premises, or the transportation to or from the Premises of any Hazardous Substance.

        (b) Environmental Compliance.

                (i) Tenant shall, at Tenant's expense, comply with all laws regulating the use, generation, storage, transportation, or disposal of Hazardous Substances (the "Laws").

                (ii) Tenant shall, at Tenant's expense, make all submissions to, provide all information required by, and comply with all requirements of all governmental authorities (the "Authorities") under the Laws.

                (iii) If any Authority or any third party demands that a clean-up plan be prepared and that a clean-up be undertaken because of any deposit, spill, discharge, or other release of Hazardous Substances that occurs during the Term of this Lease, at or from the Premises, or which arises at any time from Tenant's use or occupancy of the Premises, then Tenant shall, at Tenant's expense, prepare and submit the required plans and all related bonds and other financial assurances; and Tenant shall carry out all work required by such clean-up plans.

                (iv) Tenant shall promptly provide all information regarding the use, generation, storage, transportation or disposal of Hazardous Substances that is requested by Landlord. If Tenant fails to fulfill any duty imposed under this Paragraph 32, within a reasonable time, Landlord may do so; and in such case, Tenant shall cooperate with Landlord in order to prepare all documents Landlord deems necessary or appropriate to determine the applicability of the Laws to the Premises and Tenant's use thereof, and for compliance therewith, and, Tenant shall execute all documents promptly upon Landlord's request. No such action by Landlord and no attempt made by Landlord to mitigate damages, under any Law shall constitute a waiver of any of Tenant's obligations under this Paragraph 32.

                (v) Tenant's obligations and liabilities under this Paragraph 32 shall survive the expiration or termination of this Lease.

        (c) Environmental Indemnity. Tenant shall indemnify, defend, and hold harmless Landlord and its officers, directors and shareholders from all fines, suits, procedures, claims, and actions of every kind and all costs associated therewith (including attorneys' and consultants' fees) arising out of or in any way connected with any deposit, spill, discharge, or other release of Hazardous Substances that occurs during the Lease Term at or from the Premises, or which arises at any time, from Tenant's use or occupancy of the Premises, or from Tenant's failure to provide all information, make all submissions, and take all actions required by all Authorities under the Laws and all other environmental laws. Tenant's obligations and liabilities under this Paragraph 32(c) shall survive the expiration or termination of this Lease.

33. Environmental. Tenant acknowledges that Landlord has informed Tenant that the Building contains asbestos or asbestos-containing materials. At Tenant's request, Landlord shall made available to Tenant (but without warranty) at the Building during normal hours, copies of any inspection reports, tests or similar documents in Landlord's possession respecting the existence and the location of asbestos in or about the Building. To the extent such reports, tests or other documents indicate any asbestos-containing materials in or about the Building, this Paragraph 33 and such documents shall constitute notice and disclosure as required under California Health and Safety Code Sections 25359.7, 25915.5 and 25917, as applicable with respect to the presence of asbestos or asbestos-containing materials disclosed on such documents. As required by California Health and Safety Code Section 25259.7 and any other provisions of State law, Landlord shall notify Tenant, and Tenant shall notify Landlord, if either knows or has reasonable causes to believe that any release of hazardous substance has come to be located on or beneath the Building.

34. Parking. Landlord shall provide Tenant with sixty (60) parking spaces at the Property, plus one additional space for each additional 500 rentable square feet pursuant to Tenant's exercise of Tenant's right of first offer as discussed in Paragraph 35, on a nonexclusive basis without fee or charge to Tenant, except for Tenant's share of Annual Operating Costs with respect to the parking area. Nothing contained herein shall be deemed to impose any liability upon Landlord for personal injury or theft, for damage to any motor vehicle, or for loss of property from within any motor vehicle, which is suffered by Tenant or any of Tenant's employees, customers, service suppliers or other invitees in connection with their use of said automobile parking area except when caused by Landlord's gross negligence or willful misconduct. In order to assure the proper and efficient operation and -maintenance of the automobile parking area, Tenant agrees to comply with all nondiscriminatory rules and regulations established by Landlord from time to time, and shall cause each of its employees, customers, service suppliers and invitees to comply with such rules and regulations. The rights of Tenant and Tenant's employees, customers, service suppliers and invitees shall at all times be subject to the rights of Landlord and other tenants in the Building to use the same in common with Tenant and Tenant's employees, customers, service suppliers and invitees. Landlord shall have the right to relocate the parking area to another location on the Property. Landlord shall have the right, in Landlord's sole discretion exercisable at any time, to impose reasonable fees and charges for parking in the parking area, provided, however, Tenant shall continue to have sixty (60) parking spaces at the Project on a non-exclusive basis without fee or charge to Tenant.

35. Right of First Offering. If any space on the eleventh floor of the Building contiguous to the Premises shall become available for reletting at any time during the Lease Term, and provided (i) that Tenant shall be in possession of the Premises, (ii) that this Lease shall be in full force and effect, and (iii) that Tenant shall not be in default under any of the terms, provisions, covenants, or conditions of this Lease, Tenant shall have a right of first offer to lease such space for the remaining balance of the Lease Term upon the same terms and conditions contained in this Lease. Promptly after learning of the availability for lease of such space, Landlord shall give Tenant written notice of same, which notice shall set forth the date upon which such space will be made available to Tenant. Tenant may then exercise such right of first offer by giving written notice of its acceptance of such offer to Landlord within ten (10) business days after the date of Landlord's notice. Tenant's failure to respond in writing notifying Landlord that Tenant elects to lease such space within said ten (10) day period shall extinguish Tenant's right to exercise such right of first offer with regard to such space and shall relieve Landlord of any liability with respect to the same. Any expansion space shall be delivered to Tenant vacant and unoccupied, and in an "as is" condition. Landlord shall deliver the expansion space to Tenant on the date specified by Landlord in its offer notice, but in no event shall Landlord have any liability for the failure to deliver the expansion space to Tenant on such date, unless another tenant shall hold over in such expansion space, in which event Landlord shall have no liability to Tenant for a failure to timely deliver the expansion space pursuant to this Paragraph 35 so long as Landlord exercises reasonable diligence thereafter in removing such hold-over tenant, nor shall any such failure impair the validity of this Lease, extend the Lease Term, or impair any obligations of Tenant under this Lease.

36. Option to Extend Term. Subject to the provisions set forth below, Landlord hereby grants to Tenant one (1) option (the "Extension Option") to extend the term of this Lease for a period of three (3) years (the "Extension Term"). The Extension Term shall commence immediately following the Expiration Date as is set forth in Item (g) of Basic Terms. The Extension Option shall be effective only as to that portion of the Premises directly leased by Tenant from Landlord at the time the Extension Option is exercised, and only if Tenant is not in default under any of the terms or conditions of this Lease at the time the Extension Option is exercised or at any time thereafter until the Extension Term is commenced. The Extension Option must be exercised, if at all, by written notice from Tenant to Landlord delivered not less than four (4) months prior to the Expiration Date. Any such notice given by Tenant to Landlord shall be irrevocable, except as provided for in subparagraph (a)(iv) below. The Extension Term shall be upon the terms, covenants and conditions set forth in subparagraph
(b) below. The option to extend shall be deemed personal to Tenant and may not be assigned, except to an assignee under an assignment made pursuant to the provisions of this Lease. If Tenant fails to exercise the Extension Option in a timely manner as required above, said Extension Option shall terminate.

        (a) If Tenant elects to exercise the Extension Option, the resulting Extension Term shall be upon and subject to all of the terms, covenants and conditions of this Lease, except as otherwise set forth below:

                (i) Landlord shall have no obligation to do any work of improvement or perform any services and Tenant shall accept the Premises in an "as-is" "where-is" condition;

                (ii) Tenant shall have no further renewal option;

                (iii) The Base Year for calculating Base Annual Operating Costs shall remain the same as that set forth in Item (k) of Basic Terms; and

                (iv) The Minimum Annual Rent applicable to the Premises shall be adjusted to one hundred percent (100%) of the Fair Market Rental (as hereinafter defined) as of commencement of the Extension Term, provided, however, that the Minimum Annual Rent shall in no event be less than $2.20 per rentable square foot per month. For purposes hereof, "Fair Market Rental" shall mean the rental and all other monetary payments and escalations, including, without limitation, consumer price indexing, that Landlord could obtain from a third party desiring to lease the Premises for said Extension Term on a "fully-serviced" basis, taking into account the age of the Building, the size, location and floor levels of the Premises, the quality of construction of the Building and the Premises, the tenant improvements, the services provided under the terms of this Lease, the rental then being obtained for new leases of space comparable to the Premises in the Mountain View market, and all other factors that would be relevant to a third party desiring to lease the Premises for said Extension Term in determining the rental such party would be willing to pay therefor; provided, however, no allowance for the construction of tenant improvements shall be taken into account in determining the Fair Market Rental or for costs which would ordinarily be incurred in leasing to a new (nonrenewal) tenant for brokerage commissions, advertising costs, attorneys' fees, interruption of rentals due to a change in tenants, lost rentals during any improvement period, or similar costs. No later than three (3) months prior to commencement of the Extension Term, Landlord shall notify Tenant of the Fair Market Rental as determined by Landlord. Tenant shall have thirty (30) days (the "Tenant's Review Period") after receipt of Landlord's notice of the new Rent within which to accept such Rent or reasonably to object thereto in writing. In the event that Tenant does not object in writing to Landlord's determination of Fair Market Rental, Tenant shall be deemed to have accepted such determination. If Tenant objects to Landlord's determination of such new Rent, Landlord and Tenant then shall attempt for thirty
                (30) days to agree upon the Fair Market Rental, using their best good faith efforts. If Landlord and Tenant fail to reach agreement within thirty (30) days following the Tenant's Review Period (the "Outside Agreement Date"), then the Fair Market Rental shall be determined by arbitration in accordance with the following:

                        (A) Landlord and Tenant each shall appoint one arbitrator who shall be a member of the American Institute of Real Estate Appraisers (or any successor association or body of comparable standing) and shall have been engaged in the appraisal of commercial real estate in the area of the Building for a period of not less than five (5) years immediately preceding his/her appointment.

                        (B) The two (2) arbitrators so appointed shall, within fifteen (15) days of the date of appointment of the last appointed arbitrator, agree upon and appoint a third arbitrator who shall be qualified under the same criteria set forth hereinabove for the qualification of the initial two (2) arbitrators.

                        (C) The three (3) arbitrators shall, within thirty (30) days of the appointment of the third arbitrator, determine the Fair Market Rental, and shall notify Landlord and Tenant thereof.

                        (D) The decision of a majority of the three (3) arbitrators shall be binding on Landlord and Tenant.

                        (E) If either Landlord or Tenant should fail to appoint an arbitrator within fifteen (15) days after the Outside Agreement Date, the arbitrator who is timely appointed shall, within thirty (30) days of his/her appointment, determine the Fair Market Rental and notify Landlord and Tenant thereof, and such arbitrator's decision shall be binding upon Landlord and Tenant.

                        (F) If a majority of the arbitrators cannot agree as to the Fair Market Rental, then Fair Market Rental shall be the middle determination of Fair Market Rental of the three (3) arbitrators and the parties shall disregard the high and low determinations of two (2) of the three
                        (3) arbitrators.

                        (G) If the two (2) arbitrators fail to agree upon and appoint a third arbitrator within fifteen (15) days of the appointment of the last appointed arbitrator, such third arbitrator shall be appointed by the then Presiding Judge of Santa Clara County, California, and neither Landlord nor Tenant shall raise any question to such Judge's full power and authority to entertain the application for and make such appointment.

                        (H) The cost of arbitration shall be paid Landlord and Tenant equally. The decision of the arbitrators may be entered in any court having jurisdiction thereof.

                If either by agreement of the parties or by determination of an appraisal the Fair Market Rental is not finally determined by the commencement of said Extension Term, then Tenant shall continue to pay the monthly Rent in effect immediately prior to the commencement of said Extension Term until such time as the Fair Market Rental is finally determined by agreement of the parties or by an appraiser. If the Fair Market Rental as finally determined for said Extension Term exceeds the monthly amount previously paid by Tenant for the Extension Term, Tenant shall forthwith pay the difference to Landlord for each of the months Tenant paid the lesser amount.

IN WITNESS WHEREOF, and in consideration of the mutual entry into this Lease and for other good and valuable consideration, and intending to be legally bound, each party hereto has caused this Agreement of Lease to be duly executed as of the day and year first above written.

                                            LANDLORD:

                                            THE TRAVELERS INSURANCE COMPANY,
                                            a Connecticut Corporation

                                            By [SIGNATURE ILLEGIBLE]
                                               ---------------------------------

                                            Its: Vice President
                                                --------------------------------

                                            By [SIGNATURE ILLEGIBLE]
                                               ---------------------------------

                                            Its: Assistant Secretary
                                                --------------------------------

                                            TENANT:

                                            ACADEMIC SYSTEMS CORPORATION,

                                            a California Corporation

                                            By [SIGNATURE ILLEGIBLE]
                                               ---------------------------------

                                            Its: VP & CFO
                                                --------------------------------

                           (Landlord's Acknowledgment)

STATE OF CALIFORNIA

COUNTY OF CONTRA COSTA

On AUGUST 30, 1996 before me Ranetta K. Friedman personally appeared Guy R. McComb & Steven H. Rothert, personally known to me to be the person(s) whose name(s) are subscribed to the within instrument and acknowledged to me that they executed the same in their authorized capacity(ies), and that by their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.


Signature /s/ RANETTA K. FRIEDMAN                  (seal)       [SEAL]
         ---------------------------------

                             (Tenant Acknowledgment)

STATE OF CALIFORNIA

COUNTY OF SANTA CLARA


On JULY 15, 1996 before me PATRICK J. PYNE personally appeared WILLIAM M. REICHART, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signatures) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Signature /s/ PATRICK J. PYNE                     (seal)
         ---------------------------------




                   [SEAL]

                                  [FLOOR PLAN]

                                  [FLOOR PLAN]

                                   EXHIBIT "B"

                             DESCRIPTION OF PROPERTY

Those parcels of land in the City of Mountain View, County of Santa Clara, State of California described as follows:

PARCEL 1:

All of lots 10, 11, 13, 14, 15, 16, 17 and 18, Block 1, Range 4 South, Map of the Bailey Addition to the Town of New Mountain View, filed September 17, 1888, Map Book D, Page 23, Santa Clara County Records.

PARCEL 2:

Portion of Block 1, Range 4 South, as shown upon that certain Map entitled, "Map of the Bailey Addition to the Town of New Mountain View," filed September 17, 1888, Map Book D. Page 23, Santa Clara County Records, and more particularly described as follows:

Beginning at a point on the westerly line of Castro Street distant thereon south 26 degrees west 214 feet from the point of intersection of the westerly line of Castro Street with the southerly line of California Street; thence south 26 degrees west and along said westerly line of Castro Street 86 feet; thence at right angles north 64 degrees west and parallel with the southerly line of California Street 150 feet; thence at right angles north 26 degrees east and parallel with the westerly line of Castro street 86 feet; thence at right angles south 64 degrees east and parallel with the southerly line of California Street, 150 feet to the point of beginning

PARCEL 3:

A non-exclusive easement for ingress, egress and parking purposes over a parcel of land described as follows:

Portion of Lot 9, Block 2, Range 4 South, Map of the Bailey Addition to the Town of New Mountain View, filed September 17, 1888, Map Book D, page 23, Santa Clara County Records, more particularly described as follows:

Beginning at point on the northwesterly line of Bryant Street, distant thereon
2.00 feet southwesterly from the dividing line between Lots 8 and 9, Block 2, Range 4 South, as said Street; Lots, Block and Range are shown upon the Map herein referred to; thence southwesterly along the said northwesterly line of Bryant Street, 48 feet to the dividing line between Lots 9 and 12, in said Block 2, Range 4 South; thence northwesterly along the said dividing line between Lots 9 and 12, a distance of 115 feet; thence northeasterly and parallel with the said northwesterly line of Bryant Street, 48 feet; thence southeasterly and parallel with the said dividing line between lots 8 and 9, a distance of 115 feet to the point Of beginning.

                                   EXHIBIT "C"

                        TENANT IMPROVEMENT WORK AGREEMENT

This Tenant Improvement Work Agreement (this "Agreement") is made and entered into as of the 1st day of July, 1996 by and between THE TRAVELERS INSURANCE COMPANY, a Connecticut corporation (hereinafter "Landlord") and ACADEMIC SYSTEMS CORPORATION, a California corporation (hereinafter "Tenant").

A. Landlord and Tenant have entered into a Lease ("Lease"), dated as of July 1, 1996, for Suite Nos. 1111, 1120 and 1200 located on the 11th and 12th floors in the Building located at 444 Castro Street, Mountain View, California 94041 (hereinafter the "Premises").

B. Certain tenant improvement work is to be completed upon the Premises.

C. The purpose of this Agreement is to set forth the relative rights and obligations of Landlord and Tenant with respect to space planning, engineering, final working drawings, and the construction and installation of certain tenant improvements upon the Premises.

NOW THEREFORE, for and in consideration of the agreement to lease the Premises, pay rent, and the mutual covenants contained herein, the parties agree as follows:

        1. Plans and Specifications.

                (a) Tenant shall cooperate with Landlord and Landlord's space planner, architect and engineer with respect to preparation of space plans for leasehold improvements to the Premises, which space plans shall include, without limitation, the location of doors, partitions, electrical and telephone outlets, plumbing fixtures, heavy floor loads and other special requirements, but excluding design and furniture layouts, which services shall be obtained by Tenant at Tenant's sole cost and expense. Tenant's space planner or architect may prepare, at Tenant's sole expense, preliminary space plans. The final space plans submitted to Tenant for approval, however, shall be prepared by Landlord's space planner, engineer and/or architect. Tenant shall approve or object to (with detailed revisions) the space plans in writing within ten (10) days after receipt thereof.

                (b) Based on the approved space plans, Landlord shall cause its space planner, architect and engineer to prepare detailed plans and specifications for construction of leasehold improvements (the "Plans"). Tenant's space planner or architect may, at Tenant's sole expense, select finishes and coordinate the design with Landlord's space planner, engineer or architect. The Plans, however, shall be prepared by Landlord's space planner, architect and engineer. Tenant shall approve or object to (with detailed revisions) the Plans in writing within ten (10) days after receipt thereof.

        2. Cost of Leasehold Improvements.

                (a) With reasonable promptness after approval of the Plans, Landlord shall provide to Tenant a detailed breakdown of the estimated cost of the leasehold improvements;

the cost of space plans and specifications and studies; space planning, architectural and engineering fees; governmental agency plan check, permit and other fees; sales and use taxes; Title 24 fees; ADA compliance fees; all other costs to be incurred by Landlord in the construction of the leasehold improvements; and a fee for Landlord's contractor for profit, overhead and general conditions. Within ten (10) days after receipt of the breakdown of the cost of leasehold improvements, Tenant shall either approve same in writing or shall provide Landlord with a detailed list of revisions to the approved Plans.

                (b) Wherever practical, Landlord shall obtain, through its general contractor, a minimum of three quotes.

                (c) Tenant shall bear the cost of leasehold improvements, subject to a leasehold improvement allowance in the amount of $106,230.00 (the "Leasehold Improvement Allowance") which shall be credited by Landlord toward the cost of leasehold improvements, including, at Tenant's option, carpeting and painting, space plan fees, and other tenant improvements. In the event that such cost of leasehold improvements exceeds the Leasehold Improvement Allowance, Tenant shall pay such excess to Landlord by cashier's check ("Improvement Payment"), which payment shall be made within five (5) days after Landlord's notice to Tenant that Landlord is prepared to commence construction. In the event that such cost of leasehold improvements is less than the Leasehold Improvement Allowance, the unused portion thereof shall belong to Landlord.

                (d) In the event Tenant fails to pay to Landlord the Improvement Payment within five (5) days after notice by Landlord to Tenant that Landlord is prepared to commence construction, Landlord shall not be obligated to commence work on the tenant improvements for the Premises, and such failure to pay shall not delay the Commencement Date of the Lease or any of Tenant's obligations thereunder including, without limitation, Tenant's obligation to pay rent. In the event that Tenant fails to pay to Landlord, upon Substantial Completion (as defined in Paragraph 4) of tenant improvements for the Premises, a sum equal to the actual cost of construction of tenant improvements in excess of Leasehold Improvement Allowance, less any portion of the Improvement Payment previously paid by Tenant to Landlord, such failure shall constitute a default under the Lease and Landlord shall be entitled to all rights and remedies available under the Lease, or at law or in equity, or otherwise, which rights shall be cumulative. All actual sums so owing to Landlord shall constitute Additional Rent and shall bear interest at the rate provided for late payments in the Lease. Tenant shall be liable for all costs of enforcing the rights set forth herein, including Landlord's reasonable attorneys' fees.

                (e) To the extent that the cost of leasehold improvements increases above the Leasehold Improvement Allowance due to the requirements of any governmental agency, subsequent to Tenant's approval, Tenant shall pay to Landlord the amount of such increase within five (5) days after Landlord's written notice.

                (f) In the event that Tenant requests a change in the Plans subsequent to approval of the cost of leasehold improvements, Landlord shall advise Tenant promptly of any increase in the estimated cost of leasehold improvements and any delay such change would be likely to cause in the construction of the leasehold improvements. Tenant shall approve or disapprove such change in writing within five (5) days after written notice. In the event that Tenant approves such change, Tenant shall accompany its approval with payment in the amount of any increase above the Leasehold Improvement Allowance resulting therefrom.

        3. Construction of Leasehold Improvements.

                (a) Upon approval by Tenant of the cost of leasehold improvements, and upon payment of any excess, Landlord shall cause its contractor to proceed to secure a building permit and commence construction.

                (b) Landlord shall not be liable for any direct or indirect damages as a result of any delay in construction.

        4. Substantial Completion. Substantial Completion referred to in Paragraph 2(d) shall mean Landlord has completed all the work to be performed by Landlord in accordance with this Agreement to such state of completion as will allow Tenant to utilize the Premises for its intended purpose, without material interference by reason of final completion, as determined by Landlord's space planner, engineer or architect.

        5. ADA Compliance. Any payments or actions required for the Premises to comply with ADA pertaining to the construction of Tenant's leasehold improvements pursuant to this Agreement shall be the sole responsibility of Tenant. Any payments or actions required for the common areas of the Building to comply with ADA pertaining to the construction of Tenant's leasehold improvements pursuant to this Agreement shall be the sole responsibility of Landlord.

        6. Miscellaneous.

                (a) Definitions. Defined terms not otherwise defined in this Agreement shall have the meanings ascribed to such terms in the Lease.

                (b) Heading. The headings contained in this Agreement are for convenience only.

                (c) Force Majeure. Landlord shall not be responsible for failure to complete Building Standard or Non-Standard work due to reasons beyond its control including, without limitation, strikes, natural disasters, acts of God, civil commotion, riots, war, or governmental action.

                (d) Election of Law. This Agreement shall be governed by the law of the State of California other than such law with respect to conflicts of law.

                (e) Time is of the Essence. Time is of the essence in this Agreement, and all deadlines shall be strictly adhered to, unless otherwise provided herein.

                (f) Entire Agreement. This Agreement sets forth the entire agreement of Landlord and Tenant regarding Tenant Improvements.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first hereinabove set forth.

                                            "LANDLORD"

                                            THE TRAVELERS INSURANCE COMPANY,
                                            a Connecticut corporation

                                            By:
                                               ---------------------------------

                                            Its:
                                               ---------------------------------

                                            "TENANT"

                                            ACADEMIC SYSTEMS CORPORATION,
                                            a California corporation

                                            By:
                                               ---------------------------------

                                            Its:
                                               ---------------------------------

                                   EXHIBIT "D"

                            FIRST AMENDMENT TO LEASE


THIS AGREEMENT, made this ________ day of ________________, 1996 by and between THE TRAVELERS INSURANCE COMPANY, a Connecticut corporation (hereinafter referred to as "Landlord"), and ACADEMIC SYSTEMS CORPORATION, a California corporation (hereinafter referred to as "Tenant").

                                   WITNESSETH:

WHEREAS, Landlord and Tenant did enter into that certain Lease Agreement dated __________ ____, 1996, for the demise of __________________________________
("Premises"), which said Premises, and any and all improvements located thereon are more particularly described therein (hereinafter the "Lease"); and

WHEREAS, all terms defined in the Lease shall have the same meanings when referred to herein; and,

WHEREAS, Landlord has requested that Tenant acknowledge the "Commencement Date" of the Lease, pursuant to and in accordance with Paragraph 5 thereof, and Landlord has further requested Tenant to acknowledge and confirm (i) its obligations attendant upon such Commencement Date, and (ii) the "Expiration Date" of the Lease, pursuant to and in accordance with Paragraph 5 thereof; and

WHEREAS, Tenant has agreed to acknowledge said Lease Commencement and Expiration Dates.

NOW, THEREFORE, in consideration of the Premises and the mutual promises and covenants herein contained, Landlord and Tenant hereby agree as follows:

1. The Commencement Date of the Lease shall be ____________________ and the Expiration Date of the Lease shall be _________________, and such respective dates of commencement and expiration of the Lease shall, if different from the dates designated in Item (g) of Basic Terms of the Lease, be substituted therefor. It is understood and agreed by Landlord and Tenant that any and all of Tenant's covenants and obligations as by the Lease provided shall become effective as of the said Commencement Date, including, but not limited to, the payment of Minimum Annual Rent, Additional Rent, insurance, and any and all other Rent as designated in Item (h) of Basic Terms of the Lease.

2. The number of square feet comprising the Premises shall be _________________ square feet, and such ___________________ square feet shall be substituted for the approximate square footage as set forth in Item (c) of Basic Terms of the Lease, and in each and every other Paragraph of the Lease wherein reference is made to the approximate number of square feet comprising the Premises.

3. All work to be performed by Landlord pursuant to Paragraph 4 of the Lease has been substantially completed, and Tenant has accepted the performance of such work by Landlord.

4. Except as hereby modified and amended, all other terms, provisions, covenants and conditions of the Lease shall remain and in full force and effect.

IN WITNESS WHEREOF, Landlord and Tenant have caused this First Amendment to lease to be executed by their duly authorized representatives on the day and year above written.

                                            LANDLORD:

                                            THE TRAVELERS INSURANCE COMPANY,
                                            a Connecticut corporation

                                            By:
                                               ---------------------------------

                                            Its:
                                                --------------------------------
                                            TENANT:

                                            ACADEMIC SYSTEMS CORPORATION,
                                            a California corporation

                                            By:
                                               ---------------------------------

                                            Its:
                                                --------------------------------

                                   EXHIBIT "E"

                        CLEANING AND JANITORIAL SERVICES

             I. MAIN LOBBIES, ELEVATOR LOBBIES, STAIRWAYS, ELEVATORS

Nightly Services (Five nights per week)

1. Gather all wastepaper and place for disposal. Replace liner bags from customer's stock or provide and back charge.
2.      Dust mop tile or hard surfaced floors.
3.      Vacuum all carpet.
4.      Spot clean all carpet.
5.      Empty and wash all ashtrays.
6.      Wash entrance door glass, spot clean partition glass.
7.      Dust all horizontal surfaces. Spot wash to remove spillage.
8.      Vacuum all walk-on mats.
9. Clean and polish elevator doors, tracks, cab stainless or brass. Vacuum carpet and spot clean.
10.     Damp mop tile or hard surfaced floors.
11.     Spray buff tile or hard surfaced floors.
12.     Spot clean all wall surfaces to remove smudges and hand prints.
13.     Wash and sanitize drinking fountains.

Weekly Services (One time per week)

1.      Dust mop and damp mop stairways.
2.      Dust down banisters and risers in stairways.
3.      Bonnett clean carpeted lobbies.

Monthly Services

1. Wash both sides of all interior and exterior glass (except for the interior of glass in leased space).

Semi Annual Services (Two times per year)

1. Strip, thoroughly rinse, and apply two coats of sealer, and two coats of finish to tile and hard surfaced floors.

                             II. GENERAL OFFICE AREA

Nightly Services (Five nights per week)

1. Gather all wastepaper and place for disposal. Replace liner bags from customer's stock or provide and back charge.
2.      Empty and wash all ashtrays.
3.      Dust mop all tile and hard surfaced floors.
4.      Vacuum all carpeted traffic pattern areas.
5.      Spot clean carpeted areas.
6.      Dust desks, chairs, tables, file cabinets, and telephones.
7.      Remove fingerprints from doors, light switches, and partition glass.
8.      Wash all drinking fountains.

Weekly Services (One time per week)

1.      Dust low and high horizontal and vertical surfaces.
2. Detail vacuum comers, edges, and hard to reach areas not vacuumed nightly.
3.      Dust mop, damp mop, and spray buff tile floors.
4.      Vacuum all fabric office furniture, including chairs and couches.

Monthly Services (Every two months)

1.      Refinish all tile floors with one (1) coat of floor finish.
2.      Vacuum draperies and ceiling vents.

Quarterly Services

1.     Wash both sides of all exterior glass.

Annual Services (Where applicable)

1. Strip, thoroughly rinse, and apply two (2) coats of sealer and two (2) coats of finish to tile floors.
2.      Wash ceiling lights to include lenses, bulbs, and pans.

                                 III. RESTROOMS

Nightly Services (Five nights per week)

1.      Clean and sanitize wash basins, toilets, and urinals.
2. Clean and polish dispensers, chrome fittings, mirrors, and entrance doors.
3.      Dust mop and wet mop floors using a disinfectant mopping soap.
4.      Dust ledges and partitions.
5. Fill dispensers from stock. Towels, tissue, sanitary napkins, and hand soap to be furnished by customer or provided and back charged.

6. Report any fixture not working properly to building management.

Weekly Services (One time per week)

1.      Spot wash partitions, walls, and doors.

Monthly Services (One time per month)

1.      Machine scrub ceramic tile floors.
2.      Dust ceiling vents.
3.      Hand wash all ceramic walls.

                                  IV. LUNCHROOM

Nightly Services (Five nights per week)

1.      Empty trash receptacles and damp wipe outside of container.
2.      Dust mop tile or hard surfaced floors.
3.      Damp mop spills from tile or hard surfaced floors.
4.      Vacuum carpet and spot clean.
5.      Remove spots from walls in eating area.
6.      Dust chairs and counters.
7.      Wash table tops to remove spillage.
8.      Empty and wash ashtrays.

Weekly Services (One time per week)

1.      Dust mop, damp mop, and spray buff tile or hard surfaced floors.

Semi Monthly (Six times per year)

1. Refinish all tile or hard surfaced floors with one (1) coat of floor finish.

Annual Services (One time per year)

1. Strip, thoroughly rinse, apply two (2) coats of sealer and two (2) coats of floor finish to tile or hard surfaced floors.

                                   EXHIBIT "F"

                              RULES AND REGULATIONS

This Exhibit "F" is attached to and made a part of that Agreement of Lease dated July 1, 1996 (the "Lease"), between THE TRAVELERS INSURANCE COMPANY, a Connecticut corporation ("Landlord"), and ACADEMIC SYSTEMS CORPORATION, a California corporation ("Tenant"). Unless the context otherwise requires, the terms used in this Exhibit that are defined in the Lease shall have the same meaning as provided in the Lease.

The following rules and regulations have been formulated for the safety and well-being of all tenants of the Building and to insure compliance with governmental and other requirements. Strict adherence to these rules and regulations is necessary to guarantee that each and every tenant will enjoy a safe and undisturbed occupancy of its premises in the Building. Any continuing violation of these rules and regulations by Tenant shall constitute a default by Tenant under the Lease.

Landlord may, upon request of any tenant, waive the compliance by such tenant of any of the following rules and regulations, provided that (i) no waiver shall be effective unless signed by Landlord's authorized agent, (ii) any such waiver shall not relieve such tenant from the obligation to comply with such rule or regulation in the future unless otherwise agreed to by Landlord, (iii) no waiver granted to any tenant shall relieve any other tenant from the obligation of complying with these rules and regulations, unless such other tenant has received a similar written waiver from Landlord, and (iv) any such waiver shall not relieve such tenant from any liability to Landlord for any loss or damage occasioned as a result of such tenant's failure to comply.

1. The sidewalks, entrances, passages, courts, elevators, vestibules, stairways, corridors, roof, halls and other parts of the Building not exclusively occupied by any tenant shall not be obstructed or encumbered by any tenant or used for any purpose other than ingress and egress to and from each tenant's premises. Landlord shall have the right to control and operate the public portions of the Building, and the facilities furnished for common use of the tenants, in such manner as Landlord deems best for the benefit of the tenants generally. No tenant shall permit the visit to its premises of persons in such numbers or under such conditions as to interfere with the use and enjoyment of the entrances, corridors, elevators and other public portions or facilities of the Building by other tenants.

2. No awnings or other projections shall be attached to the outside walls of the Building without the prior written consent of Landlord. No drapes, blinds, shades or screens shall be attached to or hung in, or used in connection with, any window or door of the Premises, without the prior written consent of Landlord. All awnings, projections, curtains, blinds, shades, screens and other fixtures must be of a quality, type, design and color, and attached in the manner approved by Landlord.

3. No showcases or other articles shall be put in front of or affixed to any part of the exterior of the Building or any tenant's premises, nor placed in the halls, corridors or vestibules without the prior written consent of Landlord.

4. The water and wash closets and other plumbing fixtures shall not be used for any purposes other than those for which they were constructed, and no debris, rubbish, rags or other substances shall be thrown therein. All damage resulting from any misuse of the fixtures shall be borne by the tenant who, or whose servants, employees, agents, visitors or licensees, shall have caused the same.

5. There shall be no marking, painting, drilling into or defacement of the Building or any part of any tenant's premises that is visible from public areas of the Building. Tenants shall not construct, maintain, use or operate within their respective premises any electrical device, wiring or apparatus in connection with a loud speaker system or other sound system, except as reasonably required as part of a communication system approved prior to the installation thereof by Landlord. No such loud speaker or sound system shall be constructed, maintained, used or operated outside the premises of any tenant.

6. No bicycles or vehicles and no animals, birds or pets of any kind shall be brought into or kept in or about the Building or any tenant's premises, except that this rule shall not prohibit the parking of bicycles or vehicles in areas specifically designated therefor by Landlord. No cooking or heating of food shall be done or permitted by any tenant on its premises except for food prepared in portable microwave ovens, and coffee, tea, hot chocolate and espresso machine-made beverages (provided that no odors are emitted). No tenant shall cause or permit any unusual or objectionable odors to be produced upon or permeate from its premises.

7. No space in the Building shall be used for the manufacture of goods for sale in the ordinary course of business, or for the sale at auction of merchandise, goods or property of any kind. Furthermore, the use of its premises by any tenant shall not be changed without the prior approval of Landlord.

8. No tenant shall make any unseemly or disturbing noises or disturb or interfere with the occupants of the Building or neighboring buildings or premises or those having business with them, whether by the use of any musical instrument, radio, talking machine, whistling, singing, or in any other way. No tenant shall throw anything out of the doors or windows or into or down the corridors or stairs of the Building.

9. No flammable, combustible or explosive fluid, chemical or substance shall be brought into or kept upon the Premises.

10. No additional locks or bolts of any kind shall be placed upon any of the doors or windows by any tenant, nor shall any changes be made in any existing locks or the locking mechanism therein, without Landlord's approval. The doors leading to the corridors or main halls shall be kept closed during business hours except as they may be used for ingress or egress. Each tenant shall, upon the termination of its tenancy, restore to Landlord all keys of stores, offices, storage and toilet rooms either furnished to, or otherwise procured by, such tenant, and in the event of the loss of any keys so furnished, such tenant shall pay to Landlord the replacement cost thereof. Tenant's key system shall be separate from that for the rest of the Building.

11. Landlord reserves the right to inspect all freight to be brought into the Building and to exclude from the Building all freight which violates any of these rules and regulations of the Lease.

12. No tenant shall pay for any employees on its premises, except those actually working for such tenant at the tenant's premises.

13. Landlord reserves the right to exclude from the Building at all times any person who is not known or does not properly identify himself or herself to the Building management or watchman on duty. Landlord may, at its option, require all persons admitted to or leaving the Building between the hours of 6:00 p.m. and 7:00 a.m., Monday through Friday, and at any hour on Saturdays, Sundays and legal holidays, to register. Each tenant shall be responsible for all persons for whom it authorizes entry in the Building, and shall be liable to Landlord for all acts or omissions of such persons.

14. The Premises shall not, at any time, be used for lodging or sleeping or for any immoral or illegal purposes.

15. Tenant assumes full responsibility for protecting the Premises from theft, and each tenant, before closing and leaving the Premises at any time, shall see that all doors and windows are closed and locked, and all lights turned off.

16. Landlord's employees shall not perform any work or do anything outside of their regular duties, unless under special instruction from the management of the Building. The requirements of tenants will be attended to only upon application to Landlord, and any such special requirements shall be billed to Tenant (and paid when the next installment of rent is due) in accordance with the schedule of charges maintained by Landlord from time to time or at such charge as is agreed upon in advance by Landlord and Tenant.

17. Canvassing, soliciting and peddling in the Building and on the Property are prohibited and each tenant shall cooperate to prevent the same. Peddlers, solicitors and beggars shall be reported to the Building manager or as Landlord otherwise requests.

18. There shall not be used in any space, or in the public halls of the Building, either by any tenant or by jobbers or others in the delivery or receipt of merchandise, any hand trucks, except those equipped with rubber tires and side guards. Tenant shall be responsible to Landlord for any loss or damage resulting from any deliveries made by or for Tenant to the Building.

19. Mats, trash or other objects shall not be placed in the public corridors of the Building.

20. Landlord does not maintain suite finishes which are non-standard, such as kitchens, bathrooms, wallpaper, special lights, etc. However, should the need arise for repairs of items not maintained by Landlord, Landlord will arrange for the work to be done at Tenant's expense.

21. Drapes installed by Landlord for the use of Tenant or drapes installed by Tenant, with Landlord's approval, which are visible from the exterior of the Building, must be cleaned by Tenant at least once a year, without notice, at the tenant's own expense.

22. The Building directory located in the Building lobby as provided by Landlord shall be available to Tenant solely to display its name and location in the Building, which display shall be as directed by Landlord.

23. Tenant shall not cause any unnecessary janitorial labor or services by reason of Tenant's carelessness or indifference in the preservation of good order and cleanliness.

24. Tenant shall not install linoleum, tile, carpet or other floor covering so that the same shall be affixed to the floor of the Premises in any manner except as approved by Landlord.

25. No furniture, packages, supplies, equipment or merchandise will be received in the Building or carried up or down in the elevators, except between such hours and in such elevators and other such other conditions as shall be designated by Landlord.

26. Tenant shall not waste heat or air-conditioning and shall cooperate fully with Landlord to assure the most effective operation of the Building's heating and air- conditioning, and shall refrain from attempting to adjust any controls other than room thermostats installed for Tenant's use.

27. Landlord shall have sole power and discretion to control the quantity, size, location, and design of all tenant identification signage. No such signage shall be erected without Landlord's written consent.

28. The loading dock area is exclusively reserved for authorized traffic and Tenant shall not use same for temporary parking.

29. No eating, drinking, sleeping, or loitering shall be permitted in the lobby areas.

30. Landlord may from time to time alter or amend these rules and regulations, and Tenant shall comply with the amended rules and regulations.

                                   EXHIBIT "G"
                           TENANT ESTOPPEL CERTIFICATE

TO: ____________________________________________________________________________

RE: Property Address: __________________________________________________________

        Lease Date:_____________________________________________________________

        Between:______________________________________________________, Landlord

        and ____________________________________________________________, Tenant

        Rentable Area Leased: __________________________________________________

        Suite No. ______________________________________________________________

        Floor:

        The undersigned, Tenant under the above-referenced lease ("Lease"), certifies to ___________________________________________________, the following:

        1. The above-described Lease has not been canceled, modified, assigned, extended or amended except as follows:

        ________________________________________________________________________

        ________________________________________________________________________


        2. There is no prepaid rent, except $ _____________ and the amount of security deposit is $ ____________.

        3. We took possession of the Premises on _______________ and commenced (or will commence) to pay Rent on __________________ in the amount of $_________________. Rent was last paid on ____________________, 19 ____, and has been paid through ___________________________.

        4. The Lease terminates on _____________________________ and we have the following renewal option(s)_________________________.

        5. All work to be performed for us under the Lease has been performed as required and has been accepted by us, except ___________________________

        _______________________________________________________________________.

        6. The Lease is: (a) in full force and effect; (b) free from default; and (c) we have no claims against the Landlord or offsets against Rent.

        7. The undersigned has received no notice of prior sale, transfer or assignment, hypothecation or pledge of the Lease or of the Rent secured therein other than to you, except, _____________________________________

        8. That the Premises as let are being used for the purpose as described in the Lease.

        If we are a corporation, the undersigned is a duly appointed officer of the corporation signing this certificate and is the incumbent in the office indicated under (his)(her) name.

        In any event, the undersigned individuals) (is) (are) duly authorized to execute this certificate.

        Dated this ______ day of ___________, 19__.



                                            TENANT:

                                            ____________________________________

                                            ____________________________________

                                 SCHEDULE ONE-A

                 Building Standards for Tenant Improvement Work

CORRIDOR PARTITIONS:

1. Three and five-eighths inch (3-5/8") metal studs, 25 gauge, full height to underside of structure above, at 24" O.C. five-eighths inch (5/8") type "X" gypsum board, one (1) layer each side, full height both sides.

2. Sound insulation R-11 in stud cavity.

3. Partition finish - taped, mudded and sanded smooth to receive new finish.

TENANT SEPARATION PARTITION:

1. Five-eighths inch (5/8") type "X" gypsum board, one (1) layer each side of two and onehalf inch (2-1/2") metal studs, 25 gauge, 24" O.C. floor to underside of suspended acoustical ceiling.

2. Partition finish - taped, mudded and sanded to receive paint or wall-covering.

3. 2-1/2" acoustical batt insulation in cavity and 4'-0" above ceiling grid on either side of partition.

INTERIOR PARTITION:

1. Five-eighths inch (5/8") gypsum board, one (1) layer each side of studs, two and one-half inch (2-1/2") metal studs, 25 gauge, 24" O.C. floor to underside of suspended acoustical ceiling.

2. Height from floor slab to underside of suspended acoustical ceiling, verify ceiling heights in field, (typically 8'-2").

3. Partition finish - taped, mudded and sanded to receive paint or wall-covering.

PERIMETER BAY WALL FURR-OUT:

1. Five-eighths inch (5/8") type "X" gypsum board installed on furring channels.

2. Partition finish - taped, mudded and sanded smooth to receive finish. Tape on "L" metal at top edge.



                                    One-A-1

COLUMN FURRING:

1. One and five-eights inch (1-5/8") metal studs (verify height/condition). Five-eighths inch (5/8") gypsum board, one (1) layer.

2. Partition finish - taped, mudded and sanded smooth to receive finish.

CORRIDOR DOOR:

1. 3'-0" x 7'-0"x 1-3/4" solid core door, B-3 birch veneer face (20 minute).

2. 3'-0" x 7'-0" KD - metal jambs (or equal) metal door frame (20 minute).

3. 4-1/2" x 4-1/2" hanger butt hinge, satin finish, 1-1/2 pair.

4. Schlage #L-9453-03A-612 Rhodes D series cylinder, satin finish.

5. L.C.N. #4013 door closer, satin finish, one (1) each.

6. Door floor stop, satin finish, one (1) each.

7. Schlage ASA series door strike, satin finish, one (1) each.

8. Door finish B-3 building standard color.

9. Pemko # S-88D smoke seal.

ADD FOR DOUBLE CORRIDOR DOORS:

1. Glynn-Johnson Cor2 coordinator, paint to match jamb. Provide necessary block, mount on tenant side.

2. Astragal, aluminum T-finish.

3. Glynn-Johnsom FB8 flush bolt, satin finish.

INTERIOR DOOR:

1. 3'-0" x 7'-0" x 1-3/4" solid core door, B-3 birch veneer face (20 minute).

2. 3'-0" x 7'-0" KD or equal metal door frame, paint grade.

3. 4-1/2" x 4-1/2" Hager butt hinge, satin finish, 1-1/2 pair.



                                    One-A - 2

4. Schlage S-series - Saturn leverset, satin finish - US 10 Passage set.

5. Quality wall stop, satin finish.

6. Schlage ASA series door strike, satin finish, one (1) each.

ACOUSTICAL CEILING:

1. Donn ceiling grid. Verify series.

2. Armstrong 704A, 2' x 2' x 3/4" ceiling tile.

3. 2' x 2' tegular type construction.

4. Ceiling heights to be verified in field.

5. Earthquake wires for lights.

6. Seismic bracing/compression posts.

*2' X 4' FLUORESCENT LIGHT FIXTURE:

1. 2' x 4' T-bar lay-in type with acrylic lens.

2. Cool white fluorescent energy saver tubes, three (3) each.

3. Installed and connected to existing junction box system.

4. Earthquake clips and wires.

*5. Coordinate with property management - on each tenant improvement.

DOWNLIGHTS:

1. Option 1: Prescolite - PBXTO-94S-277V; two (2) 13 PL- fluorescent lamps: 6" aperture, clear alzak finish.

2. Option 2: Prescolite - PBXTO-70S-120V; 75 ER30 incandescent lamp with dimmer; 6" aperture, clear alzak finish. To be connected to sentry system ahead of dimmer switches.




                                    One-A-3

WALL WASHERS:

1. Option 1: Prescolite - CFW 613-612-277V; two (2) 13 watt quad pl-fluorescent lamps: 6" aperture, clear alzak finish.

2. Option 2: Prescolite - PBXTA-74S-120V; 75W R30 adjustable lamp; (350 degrees x 30 degrees) on dimmer; 6" aperture, clear alzak finish. To be connected to sentry system ahead of dimmer switches.

EXIT LIGHT:

1. Lithonia - quantum series. Verify with architect.

LOW LEVEL EXIT LIGHT (AS REQUIRED):

1. Brandhurst, Inc., Series B-100-U-20-D-GN-AF, self luminous.

LIGHT SWITCH:

1. Switches: Leviton type, #277 volt rated.

2. Switches paired in double gang box to meet Title 24 requirements as required.

3. Ivory color.

4. Switch height at 44" A.F.F., to center line of switch.

ELECTRICAL WALL OUTLET:

1. Leviton #5320, S.I. (or equal, duplex receptacle, two (2) per office.

2. Ivory color.

3. Eight (8) outlets per circuit, 120V.

4. Mounted vertically.

5. Connected to existing junction box system.

6. Outlet height at 15" A.F.F. to center line of outlet.

7. Dedicated outlets: panel and circuit number to be placed on outlet cover.



                                    One-A-4

TELEPHONE WALL OUTLET:

1. Pull wire and junction box (mud ring) only at tenant space (in wall only).

2. Cover plates and cabling by tenant's phone company. Color to match electrical outlet plate.

3. Outlet ring height at 15" A.F.F. to center line of outlet, mounted vertically.

4. All existing outlets and cabling to be abandoned in existing suites and to be removed back to the source by tenant's vendor.

HEATING AND AIR CONDITIONING DISTRIBUTION:

1. Furnish and install low pressure distribution duct work.

2. Furnish and install supply air registers.

3. Furnish and install air grilles.

4. Furnish and install thermostats. All new thermostats to be Robert Shaw, direct acting-pneumatic.

5. All thermostats to be mounted with zip-it type/easy anchor attachment.

6. Balance system in accordance with engineered plans.

FIRE SPRINKLER HEADS:

1. Distribution from piping loop.

2. Semi-recessed chrome heads with flush mounted chrome escutcheon, star model "E".

3. Horns/strobes - verify with property management.

4. Surface mounted fire extinguisher - verify type with property management.

FLOOR COVERING:

1. CARPET - "Stratton," design series 3, over commercial grade pad (floors I & 2: 3/8" thick pad; floors 3 & above: 5/16' thick pad.). Carpet is provided from the building standard color selection. Coordinate with property management.



                                    One-A - 5

2. Carpet to be coved at exterior perimeter of the building induction unit location. No base to be installed at this location only.

3. VINYL COMPOSITE TILE (VCT) - is provided from the building standard color selection of one-eighths inch (1/8") thick "Congoleum" choices 12" x 12".

        Building Standard Colors: (1) stone white, (2) light pebble beige, (3) antique white, (4) steele, (5) light earth taupe, (6) mushroom.

4. RUBBER BASE - "Roppe" four inch (4") rubber base provided from the building standard color selections. Straight out base used for carpet over pad, and covered base used for (VCT) and glue down carpet.

PAINTING:

1. WALLS - Two (2) coats. Flat interior latex paint (on new walls) - "Kelly Moore", #0W27, bone, one (1) coat on existing walls.

2. DOOR TRIM - Two (2) coats, semi-gloss enamel paint (on new trims) - "Kelly Moore", #Q-5-18-T, Marsh thistle. One (1) coat on existing trims.

WINDOW COVERING:

1. One inch (1") aluminum mini-blinds - "Hunter Douglas", Color: pearl, sized to fit withimullion module.



                                    One-A-6

                            FIRST AMENDMENT TO LEASE

        This First Amendment to Lease ("Amendment") is dated as of December 1, 1996, and is entered into between THE TRAVELERS INSURANCE COMPANY, a Connecticut corporation ("Landlord'), and ACADEMIC SYSTEMS CORPORATION, a corporation ("Tenant"), with reference to the following facts:

                                    RECITALS

        A. Landlord and Tenant are parties to that certain Office Building Lease dated as of July 1, 1996, pursuant to which Tenant leases from Landlord certain office space (the 'Existing Premises") commonly known as Suite Nos. III 1, 1 120 and 1200, consisting of a total of approximately 14,164 rentable square feet of area in that certain office building located at 444 Castro Street, Mountain View, California (the "Building").

        B. Tenant wishes to expand the Existing Premises to include certain additional office space.

        C. Landlord is willing to lease such additional office space to Tenant.

        NOW, THEREFORE, in consideration of the continued performance by Tenant of its obligations under the Lease, and the performance by Tenant of its obligations under this Amendment, Landlord hereby amends the Lease and otherwise agrees with Tenant as follows:

                                   AGREEMENT

        1. Defined Terms.

                a. As hereafter used in this Amendment, (i) "Existing Premises" shall mean the Premises currently leased by Tenant under the Lease, prior to the effectiveness of this Amendment, and (ii) "New Premises" shall mean the office space commonly known as Suite 1106, on the eleventh (11th) floor of the Building, to be leased by Tenant pursuant to this Amendment, as described below. As hereafter used in this Amendment and in the Lease and all exhibits and addenda thereto, "Premises" shall mean the Existing Premises and the New Premises, collectively.

                b. All capitalized terms in this Amendment without definition shall have the respective meanings assigned thereto in the Lease.

        2. New Premises. Landlord hereby leases to Tenant and Tenant hereby leases from Landlord, upon the terms and conditions set forth in this Amendment, that certain New Premises, commonly known as Suite 1106, on the eleventh (11th) floor of the

Building, outlined on Exhibit "A" attached hereto, and consisting of approximately 1387 rentable square feet.

        3. Permitted Uses for New Premises: General and administrative office.

        4. Lease Term for Existing Premises and New Premises. The lease term for the New Premises shall commence on December 1, 1996 (the "New Premises Commencement Date") and shall expire on June 30, 2001 (the "Expiration Date"). In no event shall Landlord or Tenant terminate the lease term for the Existing Premises or the New Premises without simultaneously terminating the lease term for the New Premises or the Existing Premises, respectively.

        5. Basic Rent for Existing Premises and New Premises. All sums, payments, costs and expenses required to be paid by Tenant to Landlord pursuant to this Lease.

                a. Minimum Annual Rent:

                   December 1, 1996 - June 30, 1997 $212,271.15*
                   July 1, 1997 - June 30, 1998 = $382,554.60**
                   July 1, 1998 - June 30, 1999 = $391,885.20***
                   July 1, 1999 - June 30, 2000 = $401,215.80****
                   July 1, 2000 - June 30, 2001 = $410,546.40*****

                b. Monthly Rent installment:

                   December 1, 1996 - June 30, 1997 = $30,324.45*
                   July 1, 1997 - June 30, 1998 = $31,879.55**
                   July 1, 1998 - June 30, 1999 = $32,657.10***
                   July 1, 1999 - June 30, 2000 = $33,434.65****
                   July 1, 2000 - June 30, 2001 = $34,212.20*****

        6. Percentage Share and Direct Expenses for Premises. Tenant's percentage share for the Premises is 9%. Notwithstanding Section 6(b) of the Lease, if, commencing on January 1, 1997, in any calendar year during the term of the lease for the

*       Based upon $1.95 per rentable square foot per month

**      Based upon $2.05 per rentable square foot per month

***     Based upon $2.10 per rentable square foot per month

****    Based upon $2.15 per rentable square foot per month

*****   Based upon $2.20 per rentable square foot per month

Premises, the Annual Operating Costs shall exceed the Base Annual Operating Costs for calendar year 1996 determined in the manner set forth in Section 6 of the Lease, Tenant shall pay as Additional Rent, in addition to and at the time provided for payment of Annual Basic Rent for the Premises, such percentage share of such excess.

        7 . Security Deposit. Section 7 of the Lease is hereby amended to provide that the security deposit in the amount of Twenty-Five Thousand Dollars ($25,000) shall be increased by Two-Thousand Seven-Hundred Four Dollars and Sixty-Five Cents ($2,704.65) for a total security deposit for the Premises of Twenty-Seven Thousand Seven-Hundred Four Dollars and Sixty-Five Cents ($27,704.65) (subject to adjustment pursuant to Section 7 of the Lease), which shall be delivered to Landlord concurrent with the delivery to Landlord of an executed original of this Amendment (the effectiveness of this Amendment being expressly conditioned upon the delivery of such additional amount to Landlord).

        8. Tenant Improvements. Tenant acknowledges and agrees that Tenant is fully satisfied with the quality, design and condition of the New Premises and the tenant improvements situated therein. The New Premises shall be delivered to Tenant in an "as is" and "all faults" condition and Landlord shall have no obligation whatsoever to alter, remodel, improve, repair, decorate or paint the New Premises or any part thereof either prior or during the term of this Lease.

        9. Parking Rights. Section 34 of the Lease and the reference to parking in the Basic Lease Information shall be amended to provide that, effective as of the date of this Amendment, Tenant's parking rights for the Premises shall consist of two (2) additional unreserved spaces at no additional cost to Tenant.

        10. Environmental. Tenant acknowledges that Landlord has informed Tenant that the Building contains asbestos or asbestos-containing materials. At Tenant's request, Landlord shall make available to Tenant (but without warranty) at the Building during normal hours, copies of any inspection reports, tests or similar documents in Landlord's possession respecting the existence and the location of asbestos in or about the Building. To the extent such reports, tests or other documents indicate any asbestoscontaining materials in or about the Building, this Paragraph 10 and such documents shall constitute notice and disclosure as required under California Health and Safety Code Sections 25359.7, 25915.5 and 25917, as applicable with respect to the presence of asbestos or asbestos-containing materials disclosed on such documents. As required by California Health and Safety Code Section 25259.7 and any other provisions of State law, Landlord shall notify Tenant, and Tenant shall notify Landlord, if either knows or has reasonable causes to believe that any release of any hazardous substances has come to be located on or beneath the Building.

        11. Brokers with Respect to New Premises. Landlord and Tenant each represent and warrant to the other that neither Landlord nor Tenant has used a broker other than M. H. Realty Advisors in connection with this Amendment or the lease of the New

Premises. Landlord and Tenant shall each indemnify and hold harmless the other from and against any and all losses, damages, liabilities, costs and expenses (including, but not limited to, reasonable attorneys' fees and related costs) resulting from any claims that may be asserted against the other by any other real estate broker, finder, or intermediary claiming or purporting to claim through Tenant, or Landlord, respectively.

        12. Continuing Effectiveness of Lease.

                a. Except as specifically modified by this Amendment, the Lease and all of its terms, provisions, exhibits, and addenda shall remain in full force and effect and shall establish and govern all aspects of Tenant's and Landlord's respective rights, remedies, and obligations with respect to the Existing Premises.

                b. Except as specifically modified by this Amendment, the Lease and all of its terms, provisions, exhibits, and addenda shall establish and govern all aspects of Tenant's and Landlord's respective rights, remedies, and obligations with respect to the New Premises.

        13. Miscellaneous.

                a. Complete Agreement. The Lease, as modified and amended by this Amendment, together with all exhibits and addenda to the Lease, constitute the complete agreement between the parties, and supersede any prior written or oral agreements, writings, communications or understandings of the parties, with respect to the subject matter hereof or thereof.

                b. Counterparts. This Amendment may be executed in identical counterpart copies, each of which shall be an original, but all of which taken together shall constitute one and the same agreement.

        C. Governing Law. THIS AMENDMENT SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA.

        IN WITNESS WHEREOF, this Amendment has been duly executed by Landlord and Tenant as of the date first written above.

                                            "TENANT"

                                            ACADEMIC SYSTEMS CORPORATION
                                            a California Corporation

                                            By: [SIGNATURE ILLEGIBLE]
                                               ---------------------------------
                                               Its:
                                                   -----------------------------

                                            "LANDLORD"

                                            THE TRAVELERS INSURANCE COMPANY,
                                            a Connecticut corporation

                                            By: /s/ GUY R. MCCOMB
                                               ---------------------------------
                                                GUY R. MCCOMB

                                               Its: VICE PRESIDENT
                                                   -----------------------------

                                            By /s/ LONA G. ANDREY
                                               ---------------------------------
                                                LONA G. ANDREY

                                               Its: ASSISTANT SECRETARY
                                                   -----------------------------

STATE OF CALIFORNIA           )
                              )ss
COUNTY OF SANTA CLARA         )

        On NOV 4, 1996 before me, PATRICK J. PYNE, Notary Public, personally appeared: JOHN J. GOTTSMAS
 [ ] personally known to me
 [X] proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument, and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

                                            WITNESS my hand and official seal.

           [SEAL]                            /s/ PATRICK J. PYNE
                                            ------------------------------------
                                            Signature of Notary

                                            My commission expires: April-5-1998


STATE OF CALIFORNIA           )
                              )ss
COUNTY OF _______________     )

    On ______________________, 1995 before me,
______________________________________ , Notary Public,
personally appeared _________________________________
[ ]  personally known to me
[ ] proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument, and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

                                            WITNESS my hand and official seal.


(Seal)
                                            ------------------------------------
                                            Signature of Notary

                                            My commission expires:


                                            ------------------------------------

STATE OF CALIFORNIA           )
                              )ss
COUNTY OF ___________________ )

        On _____________________ 1995 before me,
______________________________________, Notary Public,
personally appeared __________________________________
 ___ personally known to me
 ___ proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument, and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

                                            WITNESS my hand and official seal.

(SEAL)
                                            ------------------------------------
                                            Signature of Notary

                                            My commission expires:
                                                                  --------------


STATE OF CALIFORNIA           )
                              )ss
COUNTY OF _______________     )

    On ______________________, 1995 before me,
______________________________________ , Notary Public,
personally appeared _________________________________
[ ]  personally known to me
[ ] proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument, and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

                                            WITNESS my hand and official seal.


(Seal)
                                            ------------------------------------
                                            Signature of Notary


                                            My commission expires:


                                            ------------------------------------

CALIFORNIA ALL-PURPOSE ACKNOWLEDGMENT

State of California

County of Contra Costa

On 12/3/96 before me, Marimil Paikos, Notary Public
   -------            ----------------------------------------------------------
    DATE              NAME, TITLE OF OFFICER-E.G., "JANE DOE, NOTARY PUBLIC"

personally appeared GUY R. MCCOMB, LONA G. ANDREY
                    ------------------------------------------------------------
                           NAME(S) OF SIGNER(S)
[X} personally known to me - OR - [ ] proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their
         [SEAL] authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.


                                      WITNESS my hand and official seal.

                                      /s/ MARIMIL PAIKOS
                                      ------------------------------------------
                                                SIGNATURE OF NOTARY

                                    OPTIONAL

        Though the data below is not required by law, it may prove valuable to persons relying on the document and could prevent fraudulent reattachment of this form.

CAPACITY CLAIMED BY SIGNER                      DESCRIPTION OF ATTACHED DOCUMENT

[ ]   INDIVIDUAL
                                                ________________________________
[ ]   CORPORATE OFFICER                             TITLE OR TYPE OF DOCUMENT

      ____________________________
             TITLE(S)                           ________________________________
                                                        NUMBER OF PAGES
[ ]   PARTNER(S)       [ ]  LIMITED
                       [ ]  GENERAL
                                                ________________________________
[ ]   ATTORNEY-IN-FACT                                  DATE OF DOCUMENT

[ ]   TRUSTEE(S)
                                                ________________________________
[ ]   GUARDIAN/CONSERVATOR                      SIGNER(S) OTHER THAN NAMED ABOVE

[ ]   OTHER:______________________
      ____________________________
      ____________________________


SIGNER IS REPRESENTING:
NAME OF PERSON(S) OR ENTITY(IES)

__________________________________
__________________________________

                               MOUNTAIN BAY PLAZA
                                 444 CASTRO ST.
                               MOUNTAIN VIEW, CA


                           [GRAPHIC OF TENANT FLOOR]




                                  "EXHIBIT A"